                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement      [ ] Confidential, for Use of the Commission
[ ] Definitive Proxy Statement           Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                 Synopsys, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1) Title of each class of securities to which transaction applies:

   (2) Aggregate number of securities to which transaction applies:

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

   (4) Proposed maximum aggregate value of transaction:

   (5) Total fee paid:

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1) Amount Previously Paid:

   (2) Form, Schedule or Registration Statement No.:

   (3) Filing Party:

   (4) Date Filed:

                                [SYNOPSYS LOGO]

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 MARCH 3, 2000
                            ------------------------

To the Stockholders of Synopsys, Inc.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Synopsys, Inc., a Delaware corporation (the "Company"), will be held on Friday, March 3, 1999, at 4:00 p.m., local time, at the Company's principal executive offices at 700 East Middlefield Road, Mountain View, California 94043, for the following purposes:

          1. To elect nine directors to serve for the ensuing year or until their successors are elected.

          2. To approve an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of shares of Common Stock that the Company is authorized to issue from 200,000,000 to 400,000,000.

          3. To approve an amendment to the Company's Employee Stock Purchase Plan and International Employee Stock Purchase Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 1,200,000 shares.

          4. To approve an amendment to the Company's 1992 Stock Option Plan (the "1992 Plan") to change the limit on the number of options and/or stock appreciation rights that may be granted to any one individual from 1,000,000 during the term of the 1992 Plan to 750,000 annually, except in the case of an individual's initial employment with the Company, in which case the individual may be granted an additional 250,000 options and/or stock appreciation rights.

          5. To approve an amendment to the 1992 Plan to (i) increase the number of shares of Common Stock authorized for issuance thereunder by 1,000,000 shares per year on the dates of the 2000, 2001 and 2002 Annual Meetings of Stockholders and (ii) extend the term of the 1992 Plan from January 2002 until January 2007.

          6. To ratify the appointment of KPMG LLP as independent auditors of the Company for fiscal 2000.

          7. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only stockholders of record at the close of business on January 5, 2000 are entitled to notice of and to vote at the meeting. All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to sign and return the enclosed proxy (the "Proxy") as promptly as possible in the envelope enclosed. Any stockholder attending the meeting may vote in person even if he or she has previously returned a Proxy.

                                          Sincerely,

                                          /s/ Aart J. De Gaus
                                          Aart J. de Geus
                                          Chief Executive Officer &
                                          Chairman of the Board
Mountain View, California
January 26, 2000

     YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, AND COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                                [SYNOPSYS LOGO]

                           700 EAST MIDDLEFIELD ROAD
                        MOUNTAIN VIEW, CALIFORNIA 94043
                            ------------------------

                                PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MARCH 3, 2000
                            ------------------------

                              GENERAL INFORMATION

     The enclosed proxy (the "Proxy") is solicited on behalf of the Board of Directors of Synopsys, Inc., a Delaware corporation ("Synopsys" or the "Company"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on March 3, 2000 at the Company's principal executive offices, 700 East Middlefield Road, Mountain View, California 94043.

     These proxy solicitation materials were mailed on or about January 26, 2000 to all stockholders entitled to vote at the Annual Meeting.

SOLICITATION

     The cost of soliciting Proxies will be borne by the Company. The Company has retained the services of Beacon Hill Partners, Inc. to assist in the solicitation of Proxies, for which it will receive a fee from the Company of approximately $3,000 plus out-of-pocket expenses. In addition, the Company may reimburse brokerage houses and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. The Company will furnish copies of solicitation material to such brokerage houses and other representatives. Proxies may also be solicited by certain of the Company's directors, officers and employees, without additional compensation, personally or by telephone, telecopy or telegram. Except as described above, the Company does not presently intend to solicit Proxies other than by mail.

REVOCABILITY OF PROXIES

     Any person giving a Proxy has the power to revoke it at any time before its use by delivering to the Company's principal executive offices a written notice of revocation or a duly executed Proxy bearing a later date. The Proxy may also be revoked by attending the Annual Meeting and voting in person.

RECORD DATE, VOTING AND SHARE OWNERSHIP

     Stockholders of record on January 5, 2000 are entitled to notice of and to vote at the Annual Meeting. As of the record date, 70,243,885 shares of the Company's common stock, $.01 par value ("Common Stock"), were issued and outstanding. No shares of the Company's preferred stock were outstanding.

     Each stockholder is entitled to one vote for each share of Common Stock held by such stockholder of record as of the close of business on January 5, 2000. The holders of a majority of the shares issued and outstanding, represented in person or by Proxy, shall constitute a quorum. All valid Proxies received before the meeting will be exercised. All shares represented by a Proxy will be voted, and where a stockholder specifies by means of his or her Proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the Proxy, the shares will be voted in favor of the proposal. A stockholder who abstains on any or all matters will be deemed present at the meeting for purposes of determining whether a quorum is present and the total number of votes cast with respect to a proposal (other than votes cast for the election of directors), but will be deemed not to have voted in favor of the particular matter (or matters) as to which the stockholder has abstained. In the event a nominee (such as a brokerage firm) that is holding shares for a beneficial owner does not receive instructions from such beneficial owner as to how to vote those shares on a proposal and does not have discretionary authority to vote on such proposal, then the shares held by the nominee will be deemed present at the meeting for quorum purposes but will not be deemed to have voted on such proposal.

                   MATTERS TO BE CONSIDERED AT ANNUAL MEETING

                     PROPOSAL ONE -- ELECTION OF DIRECTORS

     The Bylaws of the Company provide that the Board of Directors shall consist of not fewer than five and not more than nine persons; within that range, the Board has set the number of directors at nine persons. At the Annual Meeting, nine directors are to be elected to serve until the Company's next Annual Meeting or until their successors are elected and qualified. The Board of Directors has selected nine nominees, all of whom are current directors of the Company. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unavailable to serve. Unless otherwise instructed, the Proxy holders will vote the Proxies received by them FOR the nominees named below. The nine candidates receiving the highest number of affirmative votes of the shares represented and voting on this proposal at the Annual Meeting will be elected directors of the Company.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF EACH OF THE FOLLOWING NOMINEES TO SERVE AS DIRECTORS OF THE COMPANY UNTIL THE NEXT ANNUAL MEETING OR UNTIL THEIR SUCCESSORS HAVE BEEN ELECTED AND QUALIFIED.

NOMINEES

     Set forth below is information regarding the nominees, including information furnished by them as to principal occupations, certain other directorships held by them, any arrangements pursuant to which they were selected as directors or nominees and their ages as of December 31, 1999.

                                                                    YEAR FIRST
                          NAME                            AGE    ELECTED DIRECTOR
                          ----                            ---    ----------------
Aart J. de Geus.........................................  45                1986
Andy D. Bryant..........................................  49                1999
Chi-Foon Chan...........................................  50                1998
Deborah A. Coleman......................................  47                1995
Harvey C. Jones, Jr.....................................  46                1987
William W. Lattin.......................................  59                1995
A. Richard Newton.......................................  48          1987; 1995
Sasson Somekh...........................................  53                1999
Steven C. Walske........................................  47                1991

BACKGROUND OF DIRECTORS

     DR. AART J. DE GEUS co-founded Synopsys and currently serves as Chief Executive Officer and Chairman of the Board of Directors. Since the inception of Synopsys in December 1986 he has held a variety of positions including Senior Vice President of Engineering and Senior Vice President of Marketing. From 1986 to 1992 Dr. de Geus served as Chairman of the Board. He served as President from 1992 to 1998. Dr. de Geus has served as Chief Executive Officer since January 1994 and has held the additional title of Chairman of the Board since February 1998. He has served as a Director since 1986. From 1982 to 1986 Dr. de Geus was employed by General Electric Corporation, where he was the Manager of the Advanced Computer-Aided Engineering Group. Dr. de Geus holds an M.S.E.E. from the Swiss Federal Institute of Technology in Lausanne, Switzerland and a Ph.D. in electrical engineering from Southern Methodist University.

     ANDY D. BRYANT has been a Director of Synopsys since January 1999 and currently serves as Senior Vice President and Chief Financial Officer of Intel Corporation, with responsibility for financial operations worldwide. Mr. Bryant joined Intel in 1981 as Controller for the Commercial Memory Systems Operation and in 1983 became Systems Group Controller. In 1987 he was promoted to Director of Finance for the Corporation and was appointed Vice President and Director of Finance of the Intel Products Group in 1990. Mr. Bryant became CFO in February of 1994 and was named a Senior Vice President of Intel in December 1998. Prior to joining Intel, he held positions in finance at Ford Motor Company and Chrysler Corporation.

     DR. CHI-FOON CHAN joined Synopsys as Vice President of Application Engineering & Services in May 1990. Since April 1997 he has served as Chief Operating Officer and since February 1998 he has held the additional title of President. Dr. Chan also became a Director of the Company in February 1998. From September 1996 to February 1998 he served as Executive Vice President, Office of the President. From February 1994 until April 1997 he served as Senior Vice President, Design Tools Group and from October 1996 until April 1997 as Acting Senior Vice President, Design Reuse Group. Additionally, he has held the titles of Vice President, Engineering and General Manager, DesignWare Operations and Senior Vice President, Worldwide Field Organization. From March 1987 to May 1990, Dr. Chan was employed by NEC Electronics, where his last position was General Manager, Microprocessor Division. From 1977 to 1987, Dr. Chan held a number of senior engineering positions at Intel Corporation. Dr. Chan holds an M.S. and Ph.D. in computer engineering from Case Western Reserve University.

     DEBORAH A. COLEMAN has been a Director of Synopsys since November 1995. Ms. Coleman has been Chairman of the Board of Merix Corporation, a manufacturer of printed circuit boards, since May 1994, when it was spun off from Tektronix, Inc. She also served as Chief Executive Officer of Merix from May 1994 to September 1999 and as President from March 1997 to September 1999. Ms. Coleman joined Merix from Tektronix, a diversified electronics corporation, where she served as Vice President of Materials Operations, responsible for worldwide procurement, distribution, component engineering and component manufacturing operation. Prior to joining Tektronix in November 1992, Ms. Coleman was with Apple Computer, Inc. for eleven years, where she held several executive positions, including Chief Financial Officer, Chief Information Officer and Vice President of Operations. She is a Director of Applied Materials, Inc., a manufacturer of semiconductor fabrication equipment.

     HARVEY C. JONES, JR. has been a Director of Synopsys since December 1987. Mr. Jones joined the Company in December 1987 and served as President and Chief Executive Officer through December 1992. From December 1992 through January 1994 Mr. Jones served as Chairman of the Board and Chief Executive Officer. Mr. Jones continued as Chairman until his retirement in February 1998. Prior to joining Synopsys, Mr. Jones served as President and Chief Executive Officer of Daisy Systems Corporation, a company he co-founded in 1981. Mr. Jones began his career at Calma, where his last position was Vice President, Business Development. Mr. Jones is a director of Remedy Corporation, an enterprise software company, and NVIDIA Corporation, a 3-D graphics processor company. As an active venture investor, Jones also serves on numerous private boards of directors. Mr. Jones holds a B.S. in mathematics and computer sciences from Georgetown University, and an M.S. from MIT's Sloan School of Management.

     DR. WILLIAM W. LATTIN has been a Director of Synopsys since July 1995. Dr. Lattin joined Synopsys in February 1994 in connection with Synopsys' merger with Logic Modeling Corporation ("LMC"). He served as Executive Vice President from July 1995 to October 1999 and continues to work for the Company on a part-time basis. From October 1994 to July 1995 he served as Senior Vice President, Corporate Marketing, and from February 1994 until October 1994 as Senior Vice President, Logic Modeling Group. From December 1992 to February 1994, Dr. Lattin served as President, Chief Executive Officer and Director of LMC, and from May 1992 to December 1992 he served as Chairman of the Board and Chief Executive Officer of LMC. From 1986 to 1992, Dr. Lattin served as Chairman of the Board of Directors, President and Chief Executive Officer of Logic Automation Inc., a predecessor of LMC. Dr. Lattin holds a B.S.E.E. and an M.S.E.E. from the University of California at Berkeley, and a Ph.D. in electrical engineering from Arizona State University. Dr. Lattin is a Director of RadiSys Corporation, a supplier of embedded computers, FEI Company, a supplier of semiconductor equipment, Sitera, Inc., a supplier of intelligent network processors, and Easy Street Online Services, an internet service provider. He also serves as a Trustee of the Oregon Graduate Institute.

     DR. A. RICHARD NEWTON has been a Director of Synopsys since January 1995. Previously, Dr. Newton was a Director of Synopsys from January 1987 to June 1991. Dr. Newton has been a Professor of Electrical Engineering and Computer Sciences at the University of California at Berkeley since 1979 and is currently Chair of the Electrical Engineering and Computer Sciences Department. Since 1988 Dr. Newton has acted as a Venture Partner with Mayfield Fund, a venture capital partnership, and has contributed to the evaluation and development of over a dozen new companies. From November 1994 to July 1995 he was acting President and Chief Executive Officer of Silicon Light Machines, a private company which is developing display systems based on the application of micromachined silicon light-valves.

     DR. SASSON SOMEKH has been a Director of Synopsys since January 1999. He has served as Senior Vice President of Applied Materials, Inc., a manufacturer of semiconductor fabrication equipment, since December 1993. Dr. Somekh served as Group Vice President from 1990 to 1993. Prior to that, he was a divisional Vice President. Dr. Somekh joined Applied Materials in 1980 as a Project Manager. Dr. Somekh is a director of Scitex Corporation Ltd., which provides digital imaging products and services for graphics communication.

     STEVEN C. WALSKE has been a Director of Synopsys since December 1991. Mr. Walske has been Chairman, Chief Executive Officer and a Director of Parametric Technology Corporation, a supplier of software products for mechanical computer-aided engineering, since August 1994 and served as President and Chief Executive Officer of that company from December 1986 to August 1994.

     There are no family relationships among any executive officers, directors or persons chosen or nominated to become executive officers or directors of the Company.

BOARD COMMITTEES AND MEETINGS

     During fiscal 1999, the Board of Directors held five meetings and acted by unanimous written consent on four occasions. During such year the Committees of the Board of Directors included an Audit Committee, a Compensation Committee, a Technology Committee and a Nominating and Board Affairs Committee.

     During fiscal 1999, the Audit Committee consisted of three directors: Ms. Coleman, Mr. Jones and Dr. Somekh. Ms. Coleman and Mr. Jones served on the Audit Committee for the entire year; Dr. Somekh was appointed at the April 1999 Board meeting. The Audit Committee is primarily responsible for reviewing the Company's financial results prior to their release to the public, reviewing reports provided by, and approving the services performed by, the Company's independent auditors and reviewing the Company's accounting practices and systems of internal accounting controls. The Audit Committee held four meetings during fiscal 1999.

     During fiscal 1999, the Compensation Committee consisted of three directors: Mr. Walske, Ms. Coleman and Mr. Bryant. Mr. Walske and Ms. Coleman served on the Committee for the entire fiscal year; Mr. Bryant was appointed at the April 1999 Board meeting. The Compensation Committee is primarily responsible for reviewing and approving the Company's general compensation policies, setting compensation levels for the Company's executive officers and administering the Company's stock option, employee stock purchase and 401(k) savings plans. The Committee held four meetings during fiscal 1999 and acted by unanimous written consent on six occasions.

     During fiscal 1999, the Technology Committee consisted of two directors:
Dr. Newton and Dr. Somekh, both of whom served on the Committee for the entire fiscal year. The Technology Committee advises the Board on long-term technology strategy and industry development issues. The Committee held no meetings during the year.

     During fiscal 1999, the Nominating and Board Affairs Committee consisted of two directors: Dr. de Geus and Dr. Lattin. The Committee's charter is to identify and recruit candidates for the Board and to make recommendations regarding board of directors' best practices. The Committee also considers stockholders nominations for the Board that are made in the manner provided in the Company's Bylaws. See "ADDITIONAL INFORMATION -- Deadline for Receipt of Stockholder Proposals" below. The Company did not receive any such nominations for the Annual Meeting. The Committee held no meetings during the year; nominees for the Annual Meeting were determined by the full Board.

     During fiscal 1999, all directors attended at least 85% of the meetings of the Board of Directors and Committees of the Board on which they served.

DIRECTORS' COMPENSATION

     During fiscal 1999, each non-employee Board member was paid an annual retainer of $8,000, and $1,000 for each Board or Board Committee meeting attended, plus expenses.

     In addition, non-employee Board members receive automatic option grants under the 1994 Non-Employee Directors Stock Option Plan (the "Directors Plan"). As of the date of this Proxy, six non-employee Board members were eligible to participate in the Directors Plan.

     During fiscal 1999, Mr. Walske, Dr. Newton, Mr. Jones, Ms. Coleman, Mr. Bryant and Dr. Somekh each received automatic grants of options to purchase 10,000 shares of Common Stock on February 26, 1999, at an exercise price of $46.25 per share. Mr. Bryant and Dr. Somekh each received an option to purchase 20,833 shares of Common Stock at an exercise price of $55.125 per share in connection with their appointment to the Board on January 27, 1999. In addition, during fiscal 1999, Messrs. Walske, Newton and Jones each received options to purchase 5,000 shares of Common Stock and Ms. Coleman and Dr. Somekh each received options to purchase 10,000 shares of Common Stock, for service on Board Committees, at an exercise price of $46.25. Mr. Bryant also received an option to purchase 5,000 shares for service on a Board Committee during fiscal 1999 at an exercise price of $46.875.

     During fiscal 1999, Dr. Newton provided consulting services to the Company, for which he was paid $120,000. Under the Company's agreement with Dr. Newton, at the Company's request, Dr. Newton provides advice concerning long-term technology strategy and industry development issues, as well as providing assistance in identifying opportunities for partnerships with academia.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock as of December 1, 1999 by (i) each person known by the Company to own beneficially more than five percent of the outstanding shares of Common Stock on that date, (ii) each director, (iii) each of the executive officers named in "-- Executive Compensation -- Summary Compensation Table" on page 8 and (iv) all directors and current executive officers as a group.

                                                               SHARES OF COMMON STOCK
                                                                 BENEFICIALLY OWNED
                                                              ------------------------
                                                                            PERCENTAGE
                NAME OF BENEFICIAL OWNER(1)                     NUMBER      OWNERSHIP
                ---------------------------                   ----------    ----------
T. Rowe Price...............................................   9,379,864(2)   13.14%
  100 East Pratt Street
  Baltimore, Maryland 21202
Putnam Investments..........................................   6,298,637(2)    8.82%
  One Post Office Square
  Boston, Massachusetts 02109
Massachusetts Financial Services Company....................   5,729,476(2)    8.03%
  500 Boylston Street, 15th Floor
  Boston, Massachusetts 02116
J & W Seligman & Co., Inc...................................   4,156,520(2)    5.82%
  100 Park Avenue
  New York, NY 10017
Andy D. Bryant..............................................      35,833(3)       *
Raul Camposano..............................................      30,017(4)       *
Chi-Foon Chan...............................................     147,507(5)       *
Deborah A. Coleman..........................................      73,000(6)       *
Aart J. de Geus.............................................     737,547(7)       *
Harvey C. Jones, Jr.........................................     220,997(8)       *
William W. Lattin...........................................     128,937(9)       *
A. Richard Newton...........................................      53,078(10)       *
Robert Russo................................................           0(11)       0
Sasson Somekh...............................................      40,833(12)       *
Steven C. Walske............................................      58,200(13)       *
All directors and executive officers as a group (18
  persons)..................................................   1,773,960(14)    2.49%

---------------
  *  Less than 1%

 (1) The persons named in the table above have sole voting and investment power with respect to all shares of the Company's Common Stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes of this table.

 (2) Based on information that the Company believes to be correct as of September 1999, but that is not reflected in filings with the Commission. The Company does not know the extent to which voting or dispositive power with respect to such shares is shared.

 (3) Comprised of options to purchase 35,833 shares of Synopsys Common Stock exercisable by Mr. Bryant within 60 days of December 1, 1999.

 (4) Includes options to purchase 19,973 shares of Synopsys Common Stock exercisable by Dr. Camposano within 60 days of December 1, 1999.

 (5) Includes options to purchase 116,635 shares of Synopsys Common Stock exercisable by Dr. Chan within 60 days of December 1, 1999.

 (6) Comprised of options to purchase 73,000 shares of Synopsys Common Stock exercisable by Ms. Coleman within 60 days of December 1, 1999.

 (7) Includes options to purchase 450,375 shares of Synopsys Common Stock exercisable by Dr. de Geus within 60 days of December 1, 1999. Excludes 11,000 shares held by Dr. de Geus' spouse, as to which he disclaims beneficial ownership.

 (8) Includes options to purchase 168,400 shares of Synopsys Common Stock exercisable by Mr. Jones within 60 days of December 1, 1999.

 (9) Includes options to purchase 9,457 shares of Synopsys Common Stock exercisable by Dr. Lattin within 60 days of December 1, 1999.

(10) Includes options to purchase 53,000 shares of Synopsys Common Stock exercisable by Dr. Newton within 60 days of December 1, 1999.

(11) Mr. Russo resigned from his position as Senior Vice President, Worldwide Sales and Services of the Company on November 1, 1999. Shareholdings based on information that the Company believes to be correct as of December 1, 1999.

(12) Comprised of options to purchase 40,833 shares of Synopsys Common Stock exercisable by Dr. Somekh within 60 days of December 1, 1999.

(13) Includes options to purchase 58,000 shares of Synopsys Common Stock exercisable by Mr. Walske within 60 days of December 1, 1999.

(14) Includes options to purchase 1,249,663 shares of Synopsys Common Stock exercisable by directors and executive officers within 60 days of December 1, 1999. Excludes 11,000 shares held by Dr. de Geus' spouse, as to which he disclaims beneficial ownership.

EXECUTIVE COMPENSATION

  Executive Compensation and Other Matters

     The following table sets forth the compensation earned by the Company's Chief Executive Officer and each of the other four most highly compensated executive officers whose compensation for fiscal 1999 exceeded $100,000 (the "Named Executive Officers"), for services rendered in all capacities to the Company during the last three fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                                                LONG-TERM
                                               ANNUAL COMPENSATION($)         COMPENSATION:
                                          ---------------------------------    SECURITIES
                                                               OTHER ANNUAL      AWARDS        ALL OTHER
                                                               COMPENSATION    UNDERLYING     COMPENSATION
        NAME AND POSITION          YEAR   SALARY    BONUS(1)      (1)(2)       OPTIONS(#)        ($)(3)
        -----------------          ----   -------   --------   ------------   -------------   ------------
Aart J. de Geus..................  1999   375,000   681,690           --         254,700          1,953
  Chief Executive Officer and      1998   362,118   391,000           --         150,000          1,863
  Chairman of the Board            1997   299,231   200,363           --         200,000          1,870
Chi-Foon Chan....................  1999   375,000   681,690           --         199,200          1,653
  President and                    1998   329,615   363,000           --         125,000          1,758
  Chief Operating Officer          1997   281,914   144,441           --         165,000(4)       2,494
Raul Camposano...................  1999   300,000   300,000           --          53,000          1,950
  Senior Vice President,           1998   271,692   136,600           --          75,000          1,608
  Design Tools Group and Chief     1997   199,808    91,086           --         106,500(5)       2,071
  Technical Officer
William W. Lattin(6).............  1999   250,000   350,000           --          37,900          2,700
                                   1998   258,993   250,000           --          40,000          1,976
                                   1997   201,717    91,818           --          60,000          2,361
Robert Russo(7)..................  1999   300,000   508,140      251,760          37,200         10,398
                                   1998   289,662    78,820      366,216          30,000          1,805
                                   1997   191,327   160,188      231,600          82,000(8)       3,144

---------------
(1) Includes amounts paid in the subsequent fiscal year in respect of services rendered (or, in the case of commissions, orders booked) during the fiscal year for which information is provided.

(2) Represents commissions earned by Mr. Russo for fiscal 1999, 1998 and 1997.

(3) Amounts in this column reflect premiums paid for group term life insurance, Synopsys 401(k) contributions and, in the case of Mr. Russo only, car allowances.

(4) Includes options to purchase 75,000 shares which were granted in fiscal 1996 and 1997 and canceled and regranted in fiscal 1997 in connection with an option repricing.

(5) Includes options to purchase 36,500 shares which were granted in fiscal 1996 and 1997 and canceled and regranted in fiscal 1997 in connection with an option repricing.

(6) Dr. Lattin resigned from his position as Executive Vice President of the Company on October 4, 1999.

(7) Mr. Russo resigned from his position as Senior Vice President, Worldwide Sales and Services of the Company on November 1, 1999.

(8) Includes options to purchase 12,000 shares which were granted in fiscal 1997 in connection with an option repricing.

  Stock Option Grants

     The following table sets forth further information regarding individual grants of options for Synopsys' Common Stock during fiscal 1999 for each of the Named Executive Officers. All grants for each of the Named Executive Officers were made pursuant to Synopsys' 1992 Stock Option Plan (the "1992 Plan"). In accordance with the rules of the Securities and Exchange Commission, the table sets forth the hypothetical gains or "option spreads" that would exist for the options at the end of their respective ten-year terms based on assumed annualized rates of compound stock price appreciation of 5% and 10% from the dates the options were granted to the end of the respective option terms. Actual gains, if any, on option exercises are dependent on the future performance of Synopsys Common Stock and overall market conditions. There can be no assurance that the potential realizable values shown in this table will be achieved. No stock appreciation rights were granted to such officers during fiscal 1999.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                               POTENTIAL REALIZABLE VALUE
                                                    PERCENT OF                                 AT ASSUMED ANNUAL RATES OF
                                 NUMBER OF             TOTAL                                  STOCK PRICE APPRECIATION FOR
                                 SECURITIES       OPTIONS GRANTED   EXERCISE OR                      OPTION TERM($)
                                 UNDERLYING        TO EMPLOYEES     BASE PRICE   EXPIRATION   -----------------------------
           NAME              OPTIONS GRANTED(1)   FISCAL 1999(2)     ($/SHARE)      DATE           5%              10%
           ----              ------------------   ---------------   -----------  ----------   ------------    -------------
Aart J. de Geus............       254,700              5.19         42.50-56.75  10/29/08-     8,090,761       20,503,576
                                                                                 7/28/09
Chi-Foon Chan..............       199,200              4.06         42.50-56.75  10/29/08-     6,325,076       16,028,985
                                                                                 7/28/09
Raul Camposano.............        53,000              1.08         42.50-56.75  10/29/08-     1,682,953        4,264,935
                                                                                 7/28/09
William W. Lattin(3).......        37,900               .77         42.50-56.75  10/29/08-     1,203,453        3,049,786
                                                                                 7/28/09
Robert Russo(4)............        37,200               .76         42.50-56.75  10/29/08-     1,180,459        2,991,514
                                                                                 7/28/09

---------------
(1) Sum of all option grants made during fiscal year to such person. Options become exercisable ratably in a series of monthly installments over a four-year period from the grant date, assuming continued service to Synopsys, subject to acceleration under certain circumstances involving a change in control of Synopsys. Each option has a maximum term of 10 years, subject to earlier termination upon the optionee's cessation of service.

(2) Based on aggregate options to acquire 4,905,852 shares of Synopsys Common Stock granted in fiscal 1999.

(3) Dr. Lattin resigned from his position as Executive Vice President of the Company on October 4, 1999.

(4) Mr. Russo resigned from his position as Senior Vice President, Worldwide Sales and Services of the Company on November 1, 1999. At the time of Mr. Russo's resignation, options to purchase 5,919 shares granted during fiscal 1999 were vested and exercisable; options to purchase the remaining 31,281 shares were unvested and were terminated following his resignation.

  Option Exercises and Year-End Values

     The following table sets forth, for each of the Named Executive Officers, each exercise of stock options during fiscal 1999 and the year-end value of unexercised options.

     No stock appreciation rights were exercised during such fiscal year by the Named Executive Officers, and no stock appreciation rights were outstanding at the end of the fiscal year.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
                                     VALUES

                                                        NUMBER OF UNEXERCISED           VALUE OF IN-THE-MONEY
                           SHARES         VALUE           OPTIONS AT FY-END            OPTIONS AT FY-END($)(2)
                          ACQUIRED      REALIZED     ----------------------------    ----------------------------
         NAME            ON EXERCISE     ($)(1)      EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
         ----            -----------    ---------    -----------    -------------    -----------    -------------
Aart J. de Geus........      5,000        208,281      386,653         419,047        8,629,741       4,949,149
Chi-Foon Chan..........    114,500      4,078,681      127,347         334,853        2,378,837       4,318,889
Raul Camposano.........     77,531      1,683,618       20,279         143,315          337,879       2,292,253
William W. Lattin(3)...     94,026      2,976,853       52,743          87,579          910,483       1,209,443
Robert Russo(4)........     55,000      1,460,646       24,058          92,407          437,574       1,413,532

---------------
(1) Market value at exercise less exercise price.

(2) Market value of underlying securities at October 1, 1999 ($56.4063) minus the exercise price.

(3) Dr. Lattin resigned from his position as Executive Vice President of the Company on October 4, 1999.

(4) Mr. Russo resigned from his position as Senior Vice President, Worldwide Sales and Services of the Company on November 1, 1999.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT ARRANGEMENTS AND CHANGE OF CONTROL AGREEMENTS

     Under the 1992 Plan, in the event of certain changes in the ownership or control of the Company involving a "Corporate Transaction," which includes an acquisition of the Company by merger or asset sale, all outstanding options under the 1992 Plan will automatically become exercisable, unless the option is assumed by the successor corporation (or parent thereof) or replaced by a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof).

     In addition, in the event of a successful hostile tender offer for more than 50% of the Company's outstanding Common Stock or a change in the majority of the Board as a result of one or more contested elections for Board membership, the Compensation Committee has the authority to provide for the acceleration of vesting of the shares of Common Stock subject to outstanding options under the 1992 Plan.

     Synopsys has entered into Employment Agreements, effective October 1, 1997, with its Chief Executive Officer, President and Chief Financial Officer. Each Employment Agreement provides that if the executive is terminated involuntarily other than for cause within 24 months of a change of control, (a) the executive will be paid an amount equal to two times the sum of the executive's annual base pay plus target cash incentive, plus the cash value of the executive's health benefits for the next 18 months and (b) all stock options held by the executive will immediately vest in full. If the executive is terminated involuntarily other than for cause in any other situation, the executive will receive a cash payment equal to the sum of the executive's annual base pay for one year plus target cash incentive for such year, plus the cash value of the executive's health benefits for twelve months. The terms "involuntary termination," "cause" and "change of control" are defined in each Employment Agreement.

REPORT OF THE COMPENSATION COMMITTEE

     The following is the report of the Compensation Committee of the Board of Directors describing the compensation policies, and the rationale therefor, with respect to the compensation paid to the Company's executive officers for fiscal 1999.

Executive Compensation

  Purpose of the Compensation Committee

     The Compensation Committee of the Board of Directors (the "Committee") is responsible for determining compensation levels for the executive officers for each fiscal year based upon a consistent set of policies and procedures. The Compensation Committee reviews and approves all executive target compensation (base and bonus) and the plan by which bonus in excess of target may be paid to executive officers. In the case of the Company's principal sales executive, the Chief Executive Officer, President and certain other members of senior management formulate an individual bonus plan based primarily upon orders for the Company's products and services.

  Committee Structure

     During fiscal 1999 the Committee was made up of three independent, non-employee members of the Board of Directors: Andy Bryant, Deborah Coleman and Steven C. Walske. Ms. Coleman and Mr. Walske served as members of the Committee for the full year, while Mr. Bryant was appointed to the Committee in April 1999. The Committee met during the fourth quarter of fiscal year 1998 to set executive officer compensation plans for the ensuing fiscal year.

  Objectives of the Compensation Plan

     The objectives of the compensation program as established by the Committee are: (1) to provide a means for the Company to attract and retain high-quality executives; (2) to tie executive compensation directly to the Company's business and performance objectives; and (3) to reward outstanding individual performance that contributes to the long-term success of the Company.

  Elements of Compensation

     Each executive officer's compensation package is comprised of three elements: (1) base compensation, which reflects individual performance and is designed primarily to be competitive with salary levels in a comparative group;
(2) variable or bonus compensation payable based on the achievement of financial performance goals and individual performance; and (3) long-term stock-based incentive compensation, which rewards Company growth and increased stockholder value.

     Base Compensation. The base compensation for each executive officer is determined based on consideration of the following factors: (1) salary levels for comparable positions in software and related companies similar in size and business that compete with Synopsys in the recruitment and retention of senior personnel; (2) each executive's past performance relative to corporate, business group (if applicable) and individual objectives; (3) each executive's responsibility level and objectives for the subsequent year; and (4) compensation relative to other executives in the Company.

     Information regarding competitive salary ranges for fiscal 1999 was obtained from an independent compensation survey firm. Some of the companies the Committee surveyed as part of the peer group for comparative compensation purposes are included in the S&P Technology Sector Index, which the Company has selected as the industry index for purposes of the stock price performance graph that appears later in this Proxy Statement. However, the S&P Technology Sector Index also includes a significant number of companies that are of greater size than the Company, participate in different industries than the Company or are located in different regions from the Company, and use of index companies alone would have incorrectly affected compensation comparisons. In selecting companies for compensation comparison purposes, the Committee selected companies that actually compete with the Company in seeking executive talent. Consequently, some companies included in the compensation comparison survey are not necessarily included in the S&P Technology Sector Index.

     The Company believes that the total cash compensation for the executive officers of the Company for fiscal 1999 was competitive with the total cash compensation for executive officers at companies with which the Company competes for executives.

     Variable Compensation. The Company's fiscal 1999 bonus plan approved by the compensation committee set forth (1) the size of the aggregate bonus pool for all employees and executive officers, including the Company's principal sales executive, and (2) the amount of incentive bonus compensation payable to individual executive officers based on the achievement of specific performance targets relating to accepted orders, revenue and operating margin for the Company as a whole (and, for officers in business units, contribution margin). An executive officer's bonus compensation may be increased based upon a qualitative assessment of his or her performance by the Chairman of the Board/Chief Executive Officer and President/ Chief Operating Officer, in consultation with the Board of Directors. However, the bonuses payable to all executive officers, together with bonuses payable to all other employees as a group, may not exceed the total bonus pool approved by the compensation committee. For fiscal 1999, a bonus formula was established such that achievement of planned levels of accepted orders, revenue, operating margin and, where applicable, contribution margin would result in a specified bonus level. For performance levels over or under plan, the bonus compensation amount would increase or decrease proportionately. In addition, bonuses were subject to upward or downward adjustment based upon the earnings and revenue growth of the Company during fiscal 1999 compared to other electronic design automation companies. For fiscal 1999, accepted orders, revenue and operating margin all were above the established targets, and contribution margin varied by business unit. Bonus compensation (except for the qualitative component) was determined according to the compensation formula and, except for the business unit component for certain business units, was above the target amount. In addition, bonuses were adjusted upward as a result of the Company's earnings and revenue growth during fiscal 1999 as compared to other electronic design automation companies. Bonus compensation paid to the Company's principal sales executive in fiscal 1999 was determined under his individual bonus plan and was adjusted upward as a result of the Company's earnings and revenue growth compared to other electronic design automation companies and increased orders for the Company's products and services during fiscal 1999. Total bonus compensation for the Named Executive Officers is shown in the Summary Compensation Table on page
8. The Committee believes that these levels of compensation are a fair reflection of the performance of the named individuals.

     The Company's incentive bonus compensation structure for executive officers was reviewed for fiscal 2000 and includes specific corporate performance targets relating to accepted orders, revenue, individual performance and operating margin, as well as providing for upward or downward adjustments based upon earnings and revenue growth of the Company during fiscal 2000 compared to other electronic design automation companies. Bonus compensation for the Company's principal sales executive will be determined under the individual bonus plan adopted for such officer.

     Long-Term Incentive Compensation. Long-term compensation provided to the Company's executives has been in the form of stock options. The Committee believes that equity-based compensation closely aligns the interests of executive officers with those of stockholders by providing an incentive to manage the Company with a focus on long-term strategic objectives set by the Board of Directors relating to growth and stockholder value. Stock options are granted under the 1992 Plan according to guidelines that take into account the executive's responsibility level, comparison with comparable awards to individuals in similar positions in the industry, the Company's long-term objectives for maintaining and expanding technological leadership through product development and growth, expected Company performance, the executive's performance and contribution during the last fiscal year and the executive's existing holdings of unvested stock options. However, the Committee does not strictly adhere to these factors in all cases and will vary the size of the grant made to each executive officer as the particular circumstances warrant. Each grant allows the officer to acquire shares of the Company's Common Stock at the fair market value in effect on the date of grant.

     The options vest in a series of installments over a four-year period, contingent upon the executive's continued employment with the Company. Accordingly, the option will provide a return to the executive only if he or she remains in the Company's employ, and then only if the market price of the Common Stock appreciates over the option term. Subsequent grants may be made to officers when the Committee believes that the officer has demonstrated greater potential, achieved more than originally expected, or assumed expanded responsibilities. Additionally, subsequent grants may be made to remain competitive with similar companies.

     The Committee evaluated the performance of the executive officers against the strategic objectives for fiscal 1999 set by the Board and concluded that such performance warrants the level of long-term compensation awarded them as set forth in the Summary Compensation Table on page 8. The Committee typically reexamines long-term compensation levels each year.

Chairman of the Board/Chief Executive Officer's Compensation

     Compensation for the Chairman/CEO is determined by a process similar to that discussed above for executive officers. Dr. de Geus' base compensation for fiscal 1999 was established by the Committee in July 1998. Dr. de Geus' base compensation is competitive with base compensation levels for chief executive officers of the companies with which the Company competes for executives.

     As was the case with the other executive officers, Dr. de Geus' bonus was calculated under a formula based on accepted orders, revenue and operating margin, and adjusted based on the Company's earnings and revenue growth compared to other electronic design automation companies. For performance levels over or under plan, the bonus compensation amount would increase or decrease proportionately. Dr. de Geus was also eligible for an increased bonus based on a qualitative assessment of his performance by the Board of Directors. For fiscal 1999, accepted orders, revenue and operating margin all were above the established target. In addition, Dr. de Geus' bonus was adjusted upward as a result of the Company's earnings and revenue growth during fiscal 1999 compared to other electronic design automation companies. Dr. de Geus' bonus compensation (except for the qualitative component) was determined according to the compensation formula established at the beginning of the year and is shown in the Summary Compensation Table on page 8. In determining the amount of long term compensation to grant to Dr. de Geus the Committee considered the same factors used to determine grants for other executive officers set forth above.

     The Committee believes that the overall level of compensation is a fair reflection of Dr. de Geus' performance for the year.

Tax Deductibility of Executive Compensation

     Section 162(m) of the Internal Revenue Code (the "Code") places a $1 million limit on the tax deductibility of cash compensation paid to the five most highly compensated executive officers of the Company. The Company expects that a portion of the cash compensation paid to three executive officers in fiscal 1999 will not qualify for a tax deduction as a result of Section 162(m); the aggregate amount of such nondeductible compensation is not material to the Company. Under the 1992 Plan, compensation deemed paid to an executive officer when he or she exercises an outstanding option under the Plan will qualify as performance-based compensation which will not be subject to the $1 million limitation.

        COMPENSATION COMMITTEE
        Andy D. Bryant
        Deborah A. Coleman
        Steven C. Walske

COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     None of the members of the Compensation Committee was at any time during fiscal 1999 or at any other time an officer or employee of the Company.

     No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity which has one or more executive officers serving as members of the Company's Board of Directors or the Compensation Committee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Andy D. Bryant, a director of the Company, also serves as Senior Vice President and Chief Financial Officer of Intel Corporation, a customer of the Company. The Company's sales of products and services to

Intel during fiscal 1999 accounted for more than 5% of the Company's consolidated gross revenues during such fiscal year.

PERFORMANCE GRAPH

     The following graph compares the cumulative total return to stockholders of the Company's Common Stock from September 30, 1994 through September 30, 1999 to the cumulative total return of (1) the S&P 500 Index and (2) the S&P Technology Sector Index over the same period (assuming the investment of $100 in the Company's Common Stock and in each of the other indices, and reinvestment of all dividends). This section shall not constitute "soliciting material" nor shall it be deemed "filed" with the SEC, and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
                    AMONG SYNOPSYS, INC., THE S&P 500 INDEX
                      AND THE S&P TECHNOLOGY SECTOR INDEX

                                                                                                             S&P TECHNOLOGY
                                                     SYNOPSYS, INC.                  S&P 500                     SECTOR
                                                     --------------                  -------                 --------------
9/94                                                      100.00                      100.00                      100.00
9/95                                                      135.91                      126.30                      156.32
9/96                                                      203.87                      148.54                      190.78
9/97                                                      187.85                      204.72                      308.59
9/98                                                      147.24                      219.80                      348.05
9/99                                                      248.20                      277.22                      606.85

---------------
* $100 INVESTED ON 9/30/94 IN STOCK OR INDEX --
  INCLUDING REINVESTMENT OF DIVIDENDS.
  FISCAL YEAR ENDING SEPTEMBER 30, 1999.

                   PROPOSAL TWO -- AMENDMENT TO THE COMPANY'S
               AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

     The Board of Directors is requesting stockholder approval of an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of shares of Common Stock authorized for issuance from 200,000,000 to 400,000,000 (and a concomitant increase in the total number of shares authorized for issuance from 202,000,000 to 402,000,000).

     As a result of the share issuances resulting from corporate acquisitions, exercises of options by employees and purchases from the Company's employee stock purchase plans, 70,243,885 of the Company's 200,000,000 authorized shares of Common Stock were issued and outstanding as of the record date, January 5, 2000. An additional 12,181,329 shares of Common Stock were reserved for issuance upon exercise of outstanding vested and unvested stock options as of January 5, 2000. The Board of Directors considers it advisable to have additional shares available for issuance under the Company's employee benefit plans, for possible future stock dividends or stock splits and for other corporate purposes.

     If this amendment is adopted, the additional shares of Common Stock may be issued by direction of the Board of Directors at such times, in such amounts and upon such terms as the Board of Directors may determine, without further approval of the stockholders unless, in any specific instances, such approval is expressly required by regulatory agencies or otherwise. Approval of the amendment could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company to persons who might side with the Board of Directors in opposing a takeover bid that the Board determines is not in the best interests of the Company and its stockholders. Such an issuance could diminish the voting power of existing stockholders who favor a change in control, and the ability to issue the shares could discourage an attempt to acquire control of the Company. While it may be deemed to have potential anti-takeover effects, the proposed amendment is not prompted by any specific effort or takeover threat currently perceived by management. In addition, the issuance of additional shares of Common Stock would dilute the existing stockholders' equity interest in the Company. The Company has no present plans which would result in the issuance of a material number of new shares of Common Stock, except through the Company's employee benefit plans.

     Stockholders of the Company have no preemptive rights to purchase additional shares. The adoption of the amendment will not of itself cause any change in the capital accounts of the Company.

     The affirmative vote of a majority of the shares of Common Stock entitled to vote on this proposal at the Annual Meeting is required for approval of the amendment.

RECOMMENDATION

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.

                       PROPOSAL THREE -- AMENDMENT TO THE
                         EMPLOYEE STOCK PURCHASE PLANS

PROPOSED AMENDMENT

     At the Annual Meeting, the Company's stockholders will be asked to approve an increase in the total number of shares authorized under the Employee Stock Purchase Plan and International Employee Stock Purchase Plan (the "Plans") by 1,200,000 shares.

EXPLANATION

     The Plans permit employees of the Company and its subsidiaries to purchase the Company's Common Stock at a discounted price. The Plans are designed to encourage and assist a broad spectrum of employees of the Company and its subsidiaries to acquire an equity interest in the Company through the purchase of Common Stock. The Plans also are intended to provide to United States employees participating in the Plans the tax benefits available under Section 421 of the Code. As of October 29, 1999, the last purchase date under the Plans, approximately 2,146 of approximately 2,987 eligible employees were participants in the Plans.

     Management believes that maintaining a competitive employee stock purchase program is an important element in recruiting and retaining employees. The Plans are designed to more closely align the interests of employees and shareholders by encouraging employees to invest in the Company's securities, and to help employees share in the Company's success. Employee stock purchase plan gains have become an important part of overall compensation of employees.

     The Company is requesting authorization of additional shares under the Plans in order to preserve the current benefits of the Plans for employees and favorable accounting treatment for the Company. The Plans currently provide for enrollment periods of 24 months as described under "Description of Plans." Under current accounting rules, if (i) at the start of an enrollment period, the shares reserved for issuance under an employee stock purchase plan are insufficient to cover all shares issuable throughout that period, (ii) any shares sold during an enrollment period are authorized after the commencement of the enrollment period and (iii) on the authorization date the fair market value ("FMV") of the Common Stock is higher than the FMV at the beginning of the enrollment period, then the Company would be required to record a charge to earnings, which could be significant, for each subsequent quarter when the FMV on each semi-annual purchase date during the 24 month enrollment period was above the FMV on the enrollment date, to reflect the perceived compensatory element of the difference in FMV.

     The Company estimates, based on certain assumptions it considers reasonable, that enough shares are available under the Plans to cover purchases under the Plans by all current participants in all current 24-month enrollment periods. However, the Company believes that, under certain circumstances, it will need additional shares to cover purchases under the Plans by participants who may enroll in enrollment periods commencing between the Annual Meeting and the expected date of the 2001 Annual Meeting. Consequently, the Board of Directors has adopted, subject to stockholder approval, an amendment to the Plans to increase the aggregate number of shares issuable under the Plans by 1,200,000 shares in order to avoid any potential charge to earnings caused by a share shortfall discussed above. The Company believes that the assumptions it these assumptions, however, are based on factors that cannot be precisely predicted, including the future number of the Company's employees, the future price of the Company's Common Stock, the Company's overall salary levels and the participation rate in the Plans.

     Approval of the amendment to the Plans requires the affirmative vote of a majority of the votes cast at a duly held stockholders' meeting at which there is a quorum.

RECOMMENDATION

     As stated above, the Board of Directors believes that the proposed amendment to the Plans is important for employee retention and in the best interests of the Company and of its stockholders. ACCORDINGLY, THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE INCREASE IN SHARES ISSUABLE UNDER THE PLANS.

                              DESCRIPTION OF PLANS

     The following is a summary of the principal features of the Plans. The summary, however, does not purport to be a complete description of all of the provisions of the Plans. Any stockholder who wishes to obtain a copy of the actual plan documents may do so by written request to the Company's Secretary at the Company's executive offices.

     All regular employees, including executive officers and directors who are employees, customarily employed more than 20 hours per week and more than five months per year by the Company or a participating subsidiary, are eligible to participate in the Plans as of the first enrollment date following employment. Participants may elect to make contributions up to a maximum of 10% of base earnings. On the last trading date of each semi-annual purchase period, the Company applies the funds then in each participant's account to the purchase of shares. The purchase dates are the last trading day of February and August. The cost of each share purchased is 85% of the lower of the closing prices for the Company's Common Stock on (i) the first trading day in the enrollment period in which the purchase is made and (ii) the purchase date. The closing price of the Company's Common Stock as reported on the Nasdaq National Market on December 31, 1999 was $66.75 per share. The length of each enrollment period may not exceed 24 months. A new six month offering period within each 24-month enrollment period commences each March 1 and September 1. Enrollment dates are the first business day of March and September, except that the enrollment dates for enrollment periods commencing before March 1, 2000 were the first business days of May and November. Under the Plans, the maximum amount of payroll deductions by a participant during any semi-annual purchase period is $7,500, and no participant's right to acquire shares may accrue at a rate exceeding $25,000 of fair market value of Common Stock (determined as of the first business day in an enrollment period) in any calendar year. No single participant may acquire more than 2,000 shares, and all participants may not acquire more than 500,000 shares in the aggregate, on any semi-annual purchase date.

     The Plans are administered by the Compensation Committee, but routine matters are delegated to management. The Board of Directors may amend or terminate the Plans at any time and may provide for an adjustment in the purchase price and the number and kind of securities available under the Plans in the event of a reorganization, recapitalization, stock split, or other similar event. Amendments that would increase the number of shares reserved for purchase or that may be purchased by participants during any semi-annual purchase period, alter the purchase price formula to reduce the purchase price for shares under the Plans, materially increase the benefits to participants or materially modify the requirements for participation under the Plans also require stockholder approval. Shares available under the Plans may be either outstanding shares repurchased by the Company or newly issued shares.

FEDERAL INCOME TAX CONSEQUENCES

     In general, participants who are citizens or residents of the United States ("U.S. Participants") will not have taxable income or loss under the Plans until they sell or otherwise dispose of shares acquired under the Plans (or die holding such shares). If the shares are held, as of the date of sale or disposition, for longer than both (i) two years after the beginning of the enrollment period during which the shares were purchased, and (ii) one year following purchase, a U.S. Participant will have taxable ordinary income equal to 15% of the fair market value of the shares on the first day of the enrollment period (but not in excess of the gain on the sale). Any additional gain from the sale will be long-term capital gain. The Company is not entitled to an income tax deduction if the holding periods are satisfied.

     If the shares are disposed of within either of the foregoing holding periods (a "disqualifying disposition"), a U.S. Participant will have taxable ordinary income equal to the excess of the fair market value of the shares on the purchase date over the purchase price. In addition, the U.S. Participant will have taxable capital gain (or loss) measured by the difference between the sale price and the U.S. Participant's purchase price plus the amount of ordinary income recognized, which gain (or loss) will be long-term if the shares have been held, as of the date of sale, for more than one year. The Company is entitled to an income tax deduction equal to the amount of ordinary income taxable to a U.S. Participant in a disqualifying disposition.

     Special rules may apply to U.S. Participants who are directors or officers. The consequences to non-U.S. Participants are governed by foreign laws, which typically do not offer the same tax advantages as United States law.

PLAN BENEFITS TABLE

     The following table shows the "Dollar Value" and number of shares purchased under the Plans by each of the Named Executive Officers and the groups listed below during fiscal 1999. The "Dollar Value" is the difference between the fair market value of the stock at the date of purchase and the participant's purchase price for the stock.

                                 PLAN BENEFITS
                          EMPLOYEE STOCK PURCHASE PLAN
                 INTERNATIONAL EMPLOYEE STOCK PURCHASE PLAN(1)

                                                                 NUMBER OF         DOLLAR
                            NAME                              SHARES PURCHASED    VALUE($)
                            ----                              ----------------    ---------
Aart J. de Geus.............................................          504             8,311
Chief Executive Officer and Chairman of the Board
Chi-Foon Chan...............................................          504             8,311
  President and Chief Operating Officer
Raul Camposano..............................................          479             7,922
  Senior Vice President, Design Tools Group and Chief
     Technical Officer
William W. Lattin(2)........................................          504             8,311
Robert Russo(3).............................................          504             8,311
Executive Officers as a group (11 persons)..................        4,965            73,076
Non-employee directors as a group...........................           --(4)             --
Non-executive officer employees as a group..................      455,473(5)      6,623,498

---------------
(1) Future benefits or amounts received cannot be calculated as they are dependent on each individual's decision as to the amount of salary to be deducted for stock purchases and the stock price in effect at the time of purchase.

(2) Dr. Lattin resigned from his position as Executive Vice President of the Company on October 4, 1999.

(3) Mr. Russo resigned from his position as Senior Vice President, Worldwide Sales and Services of the Company on November 1, 1999.

(4) Non-employee directors are not eligible to participate in the Plans.

(5) Represents all employees other than the executive officers of the Company.

                           PROPOSAL FOUR -- AMENDMENT
                         TO THE 1992 STOCK OPTION PLAN
                      TO INCREASE INDIVIDUAL OPTION LIMIT

PROPOSED AMENDMENT

     At the Annual Meeting, the Company's stockholders will be asked to approve an amendment to the Company's 1992 Stock Option Plan (the "1992 Plan") to change the limit on the number of options and/or stock appreciation rights that may be granted to any one individual from 1,000,000 during the term of the 1992 Plan to 750,000 annually, except in the case of an individual's initial employment with the Company, in which case such individual may be granted an additional 250,000 options and/or appreciation rights (the "Share Limit Amendment").

EXPLANATION

     The Company's success depends in large part on its ability to attract, retain, and motivate its executive officers and other key personnel. Stock options are a significant element of compensation for such persons, as they are for executives in the software industry generally. Options benefit the Company in a number of ways, including by tying compensation to the Company's performance, conserving cash and reducing fixed costs. In addition, the exercise of options increases the Company's capital and the Company is entitled to a tax deduction upon the exercise of nonstatutory options or the disqualifying disposition of incentive stock options.

     The purpose of the 1992 Plan is to attract and retain the best available executive officers and other key personnel. Competition for such persons is intense and the Company believes an attractive option package is a material inducement to attract and retain such persons.

     The 1992 Plan currently limits to 1,000,000 the number of options and/or stock appreciation rights that may be granted to any person during the life of the 1992 Plan. This limit, adopted in October 1994 in response to a change in federal tax laws, was implemented in order to preserve the Company's ability to obtain a federal income tax deduction for compensation granted to its top five most highly compensated executive officers. However, because the limit is based on the total number of options granted to one person during the life of the 1992 Plan, the limitation may prevent the Company from granting additional options under the 1992 Plan to officers who have been with the Company for long periods of time, including the Chairman/Chief Executive Officer and President/Chief Operating Officer. This could harm the Company's ability to retain such personnel and attract new key officers.

     Based on a review of the option plans in effect at the companies with whom the Company competes for executive talent and a sample of other technology companies similar in size to the Company, the Board of Directors has concluded an annual share limit, rather than one for the life of the 1992 Plan, would allow the Company to comply with the rules for tax deductibility of executive compensation while giving it more flexibility to grant stock options as needed in order to attract and retain key executives. The Board of Directors believes the proposed option and stock appreciation right limit is within the range of limits competitors and other technology companies have implemented in their option plans, and that the Company's proposed option limit should prevent the Company from being disadvantaged in its efforts to attract and retain executives. Consequently, the Board of Directors has adopted, subject to stockholder approval, the Share Limit Amendment.

     Approval of the Share Limit Amendment requires the affirmative vote of a majority of the votes cast at a duly held stockholders' meeting at which there is a quorum.

RECOMMENDATION

     AS STATED ABOVE, THE BOARD OF DIRECTORS BELIEVES THAT THE PROPOSED AMENDMENT IS IMPORTANT TO ATTRACT AND RETAIN KEY EXECUTIVES OF THE COMPANY. ACCORDINGLY, THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE SHARE LIMIT AMENDMENT.

                            DESCRIPTION OF 1992 PLAN

GENERAL

     The purpose of the 1992 Plan is to attract and retain the best available personnel for positions of substantial responsibility with the Company, to provide additional incentive to the officers, key employees and consultants of the Company and to promote the success of the Company's business. Options granted under the 1992 Plan may be either "incentive stock options," as defined in Section 422 of the Code, or nonstatutory stock options. The 1992 Plan also permits the grant of stock appreciation rights.

NUMBER OF SHARES ISSUABLE UNDER PLAN.

     The total number of shares of the Company's Common Stock issuable over the term of the 1992 Plan may not exceed 17,767,142 shares, of which as of December 31, 1999, options in respect of 3,700,271 shares were available for issuance. The Board has approved, subject to stockholder approval at the Annual Meeting, an increase in the number of shares reserved for issuance under the 1992 Plan by 1,000,000 shares per year on the dates of the 2000, 2001 and 2002 Annual Meetings of Stockholders. See "PROPOSAL FIVE-

AMENDMENT TO THE 1992 STOCK OPTION PLAN TO INCREASE NUMBER OF AUTHORIZED SHARES AND EXTEND TERM." In no event may the maximum number of shares which may be issued pursuant to incentive options granted under the 1992 Plan on or after October 2, 1994 exceed 16,000,000 shares, subject to adjustment for changes in capitalization, as set forth below. If an option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an option repricing, the unpurchased shares which were subject thereto shall become available for future grant or sale under the 1992 Plan. Shares that have actually been issued under the 1992 Plan shall not be returned to the 1992 Plan and shall not become available for future distribution under the 1992 Plan.

ADMINISTRATION

     The 1992 Plan may generally be administered by the Board or a Committee appointed by the Board (as applicable, the "Administrator"). The Plan is currently administered by the Compensation Committee of the Board. The Administrator may make any determinations deemed necessary or advisable for the 1992 Plan.

ELIGIBILITY

     Nonstatutory stock options may be granted under the 1992 Plan to officers, key employees, consultants and other independent advisors of the Company or any parent or subsidiary of the Company. Incentive stock options may be granted only to employees. Non-employee directors are not eligible to receive options under the 1992 Plan. The Administrator, in its discretion, selects the persons to whom options may be granted, the time or times at which such options and stock purchase rights shall be granted, and the number of shares subject to each such grant.

LIMITATIONS

     Section 162(m) of the Code places limits on the deductibility for federal income tax purposes of compensation paid to certain executive officers of the Company. In order to preserve the Company's ability to deduct the compensation income associated with options granted to such persons, the 1992 Plan, as proposed to be amended, provides that no individual may be granted, in any fiscal year of the Company, options and/or stock appreciation rights to purchase more than 750,000 shares of Common Stock, except in the case of an individual's initial employment with the Company, in which case the individual may be granted options and/or stock appreciation rights to purchase an additional 250,000 shares.

TERMS AND CONDITIONS

     Each option is evidenced by a stock option agreement between the Company and the optionee, and is subject to the following additional terms and conditions:

          (a) Exercise Price. The Administrator determines the exercise price of options at the time the options are granted. The exercise price of an incentive stock option may not be less than 100% of the fair market value of the Common Stock on the date such option is granted. The fair market value of the Common Stock is generally the closing sale price for the Common Stock on the date of grant.

          (b) Exercise of Option; Form of Consideration. The Administrator determines when options become exercisable. The 1992 Plan permits payment of the exercise price of options to be made by cash, check, other shares of Common Stock of the Company (with some restrictions), cashless exercise, or any combination thereof.

          (c) Term of Option. The term of an option may be no more than ten (10) years from the date of grant. No option may be exercised after the expiration of its term.

          (d) Termination of Employment. If an optionee's employment or consulting relationship terminates for any reason (including death or disability), then all options held by the optionee under the 1992 Plan expire on the earlier of (i) the date set forth in his or her notice of grant or (ii) the expiration date of such option. The 1992 Plan and the option agreement may provide for a longer period of time for the option to be exercised after the optionee's death or disability than for other terminations. The optionee

     (or the optionee's estate or the person who acquires the right to exercise the option by bequest or inheritance) may exercise his or her but only to the extent the option is exercisable at the time of such termination. However, should an optionee be terminated for misconduct including, but not limited to, any act of dishonesty, willful misconduct, fraud or embezzlement or an optionee makes an unauthorized use or disclosure of confidential information or trade secrets of the Company, then in any such event all outstanding options held by such optionee shall terminate immediately and cease to be exercisable.

          The Company has discretion to permit options to be exercised, during the limited period of exercisability following termination, for shares that were not vested at the time of termination.

          (e) Non-transferability of Options. Unless otherwise determined by the Administrator, options granted under the 1992 Plan are not transferable other than by will or the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee.

          (f) Other Provisions. The stock option agreement may contain other terms, provisions and conditions not inconsistent with the 1992 Plan as may be determined by the Administrator.

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

     In the event that the stock of the Company changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar change in the capital structure of the Company effected without the receipt of consideration, appropriate adjustments shall be made in the number and class of shares of stock subject to the 1992 Plan, the number and class of shares of stock subject to any option outstanding under the 1992 Plan, and the exercise price of any such outstanding option.

     Under the 1992 Plan, in the event of certain changes in the ownership or control of the Company involving a "Corporate Transaction," which includes an acquisition of the Company by merger or asset sale, all outstanding options under the 1992 Plan will automatically become exercisable, unless the option is assumed by the successor corporation (or parent thereof) or replaced by a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof).

     In addition, in the event of a successful hostile tender offer for more than 50% of the Company's outstanding Common Stock or a change in the majority of the Board as a result of one or more contested elections for Board membership, the Compensation Committee has the authority to provide for the acceleration of vesting of the shares of Common Stock subject to outstanding options under the 1992 Plan.

STOCK APPRECIATION RIGHTS

     The Administrator may in its discretion implement a stock appreciation rights program by which one or more optionees may be granted the right to surrender their options to the Company in exchange for a payment in cash, stock or both, for the difference between the fair market value of the vested shares under such option at the time of surrender less the aggregate exercise price for such shares. The Company currently has no outstanding stock appreciation rights.

AMENDMENT AND TERMINATION OF THE PLAN

     The Board may amend the 1992 Plan or any part thereof in its discretion. However, the Company shall obtain stockholder approval for any amendment to the Plan that would materially increase the maximum number of shares under the 1992 Plan or materially modify the eligibility requirements for participation in the 1992 Plan. No such action by the Board may alter or impair the rights of any optionee without the consent of the optionee. Unless terminated earlier, the 1992 Plan shall terminate in January 2002 with respect to future grants. The Board has approved an amendment extending the term of the 1992 Plan from January 2002 until January 2007, subject to stockholder approval at the Annual Meeting. See "PROPOSAL FIVE-AMENDMENT TO THE 1992 STOCK OPTION PLAN TO INCREASE NUMBER OF AUTHORIZED SHARES AND EXTEND TERM."

FEDERAL INCOME TAX CONSEQUENCES

  Incentive Stock Options

     An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. Net capital gains on shares held more than 12 months may be taxed at a maximum federal rate of 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% stockholder of the Company. Unless limited by Section 162(m) of the Code, the Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

  Nonstatutory Stock Options

     An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. Unless limited by Section 162(m) of the Code, the Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as capital gain or loss. Net capital gains on shares held more than 12 months may be taxed at a maximum federal rate of 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income.

     THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON OPTIONEES AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF OPTIONS UNDER THE 1992 PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE EMPLOYEE OR CONSULTANT MAY RESIDE.

PLAN BENEFITS TABLE

     The table below shows, as to each of the Named Executive Officers and the various indicated groups, the number of options to purchase Common Stock of the Company granted under the 1992 Plan during fiscal 1999, together with the weighted average exercise price payable per share.

                                 PLAN BENEFITS
                             1992 STOCK OPTION PLAN

                                                                 NUMBER OF       WEIGHTED AVERAGE
                            NAME                              OPTIONS GRANTED   EXERCISE PRICE($)
                            ----                              ---------------   ------------------
Aart J. de Geus.............................................      254,700            50.5106
  Chief Executive Officer and Chairman of the Board
Chi-Foon Chan...............................................      199,200            50.4892
  President and Chief Operating Officer
Raul Camposano..............................................       53,000            50.4915
  Senior Vice President, Design Tools Group and Chief
  Technical Officer
William W. Lattin(1)........................................       37,900            50.4908
Robert Russo(2).............................................       37,200            50.4580
Executive Officers as a group (11 persons)..................      642,300            50.4942
Non-employee directors as a group...........................           --(3)              --
Non-executive officer employees as a group..................      348,900(4)         49.7203

---------------
(1) Dr. Lattin resigned from his position as Executive Vice President of the Company on October 4, 1999.

(2) Mr. Russo resigned from his position as Senior Vice President, Worldwide Sales and Services of the Company on November 1, 1999.

(3) Non-employee directors are not eligible to participate in the 1992 Stock Option Plan.

(4) Represents all employees other than the executive officers of the Company.

            PROPOSAL FIVE -- AMENDMENT TO THE 1992 STOCK OPTION PLAN TO INCREASE NUMBER OF AUTHORIZED SHARES AND EXTEND TERM

     At the Annual Meeting, the Company's stockholders will be asked to approve an amendment to the 1992 Plan to (i) increase the number of shares authorized for issuance under the 1992 Plan by 1,000,000 shares per year on the dates of the 2000, 2001 and 2002 Annual Meetings of Stockholders and (ii) extend the term of the 1992 Plan from January 2002 until January 2007 (the "Share Increase and Term Amendment").

EXPLANATION

     As noted above, the Company's success depends in large part on its ability to attract, retain, and motivate its executive officers and other key personnel. Stock options are a significant element of compensation for such persons, as they are for executives in the software industry generally. Options benefit the Company in a number of ways, including by tying compensation to the Company's performance, conserving cash and reducing fixed costs. In addition, the exercise of options increases the Company's capital and the Company is entitled to a tax deduction upon the exercise of nonstatutory options or the disqualifying disposition of incentive stock options.

     The purpose of the 1992 Plan is to attract and retain the best available executive officers and other key personnel. Competition for such persons is intense and the Company believes an attractive option package is a material inducement to attract and retain such persons. Since adoption of the 1998 Nonstatutory Stock Option Plan in January 1998, the Company's practice has been to use the 1992 Plan to grant options primarily to executive officers; the Company expects to continue this practice in the future. The Company typically grants options to the rest of its employees under the 1998 Nonstatutory Stock Option Plan.

     In March 1996, the Company's stockholders approved increases in the number of shares authorized for issuance under the 1992 Plan on the first day of each of fiscal 1997, 1998 and 1999, in each case in an amount equal to 5% of the number of shares of Common Stock and Common Stock equivalents outstanding on the first day of such fiscal years. The last of these increases took place on October 1, 1998. As of December 31, 1999, options to purchase an aggregate of 6,674,949 shares were outstanding under the 1992 Plan and options to purchase 7,391,922 shares had been exercised under the 1992 Plan. There were 3,700,271 shares available for future grants under the 1992 Plan, including the last 5% automatic increase effective October 1, 1998.

     In December 1999, the Board approved the Share Increase and Term Amendment, with the goals of continuing to enable the Company to continue to attract and retain high quality employees in a highly competitive market and of more closely aligning the interests of employees and other service providers with those of the Company's stockholders.

     In addition, the 1992 Plan will terminate as to future grants in January 2002. In order to permit the proposed increases under the 1992 Plan through 2002 as proposed, and to permit such additional shares to be granted, the Share Increase and Term Amendment also extends the term of the 1992 Plan until January 2007.

     Approval of the Share Increase and Term Amendment requires the affirmative vote of a majority of the votes cast at a duly held stockholders' meeting at which there is a quorum.

RECOMMENDATION

     The Board of Directors believes that the Share Increase and Term Amendment is in the best interests of the Company, its stockholders and its employees. ACCORDINGLY, THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE SHARE INCREASE AND TERM AMENDMENT.

                          DESCRIPTION OF THE 1992 PLAN

     The 1992 Plan is summarized above in "PROPOSAL FOUR -- AMENDMENT TO THE 1992 STOCK OPTION PLAN TO INCREASE INDIVIDUAL OPTION LIMIT -- DESCRIPTION OF 1992 PLAN."

                  PROPOSAL SIX -- RATIFICATION OF APPOINTMENT
                            OF INDEPENDENT AUDITORS

     The Board of Directors has appointed the firm of KPMG LLP, independent auditors, to audit the financial statements of the Company for fiscal 2000. KPMG LLP has audited the Company's consolidated financial statements since fiscal 1992.

     A representative of KPMG LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

     In the event the stockholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Ratification of the appointment of KPMG LLP requires the affirmative vote of a majority of the votes cast at a duly held stockholders meeting at which there is a quorum.

RECOMMENDATION

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF KPMG LLP TO SERVE AS THE COMPANY'S INDEPENDENT AUDITORS FOR FISCAL 2000.

                             ADDITIONAL INFORMATION

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") requires the Company's directors, officers and greater than ten percent beneficial owners of its stock to file reports of ownership and changes in ownership with the Commission. Directors, officers and greater than ten percent stockholders are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of the Forms 3, 4 and 5 received by the Company and/or written representations from certain reporting persons that no Form 5 reports were required for such persons, the Company believes that each of its directors, officers and greater than ten percent beneficial owners of its stock during the fiscal year ended September 30, 1999 have complied with all filing requirements applicable to such persons, except: (a) due to a clerical error on the part of the Company, a Form 5 relating to the grant of an option to Andy D. Bryant, a director, was filed late and (b) Robert Russo, former Senior Vice President, Worldwide Sales and Services of the Company, filed a Form 5, reporting a purchase of shares late.

CORPORATE ANNUAL SUMMARY AND ANNUAL REPORT ON FORM 10-K

     A copy of the Company's Corporate Annual Summary and Annual Report on Form 10-K for fiscal 1999 has been mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Corporate Annual Summary is not incorporated into this Proxy Statement and shall not be considered proxy solicitation material.

DATE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     The Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed Proxy to vote the shares they represent as the Board of Directors may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed Proxy.

     Stockholders of the Company that intend to present one or more proposals at the Company's 2001 Annual Meeting of Stockholders, including nominations to the Board of Directors of persons other than those nominated by the Board, must notify the Company no later than September 28, 2000 in order that they may be timely under the Company's Bylaws and may be included in the proxy statement and proxy relating to that meeting; provided that in the event the date of the Company's 2001 Annual Meeting of Stockholders is changed by more than 30 days, such notice must be delivered to the Company a reasonable time before the solicitation is made. A stockholder's notice to the Company must include, with respect to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the matter and the reasons for conducting such business at the annual meeting, (ii) the name and address of the stockholder, as they appear on the Company's books, (iii) the number of shares beneficially owned by the stockholder, (iv) any material interest of the stockholder in the proposal and (v) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the 1934 Act. Nominations of persons to the Board of Directors must include, with respect to each nomination and the nominating stockholder, (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of the Company which are beneficially owned by such person, (D) a description of all arrangements or understandings between the stockholder and each nominee and other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder and (E) any other information relating to such person that is required to be disclosed in solicitations of proxies for elections of directors, or is otherwise required under the 1934 Act.

     Notwithstanding the foregoing, the stockholder must also provide notice as required by the 1934 Act and the applicable regulations thereunder. The chairman of the annual meeting may determine, if the facts warrant, that a matter has not been properly brought before the meeting and, therefore, may not be considered at the meeting.

                                          THE BOARD OF DIRECTORS
Dated: January 26, 2000

                                                                      APPENDIX A

                                 SYNOPSYS, INC.

                          EMPLOYEE STOCK PURCHASE PLAN
            (As Amended through August 1, 1999 and January 11, 2000)

I.      PURPOSE

        The Synopsys, Inc. Employee Stock Purchase Plan (the "Plan") is intended to provide Eligible Employees of the Company and one or more of its Corporate Affiliates with the opportunity to acquire a proprietary interest in the Company through the periodic application of their payroll deductions to the purchase of shares of the Company's common stock.

II.     DEFINITIONS

        For purposes of plan administration, the following terms shall have the meanings indicated.

        Base Salary means all compensation paid as wages, salaries, commissions, overtime, and bonuses, but excluding all of the following items (even if included in taxable income): reimbursements, car allowances or other expense allowances, severance pay, fringe benefits (cash and noncash), moving expenses, deferred compensation, income attributable to stock options, restricted stock grants, SARs and other equity-related incentive programs, and welfare benefits.

        Code means the Internal Revenue Code of 1986, as amended from time to time.

        Company means Synopsys, Inc., a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of Synopsys, Inc. which shall by appropriate action adopt the Plan.

        Common Stock means shares of the Company's common stock.

        Corporate Stock means shares of the Company's common stock.

        Corporate Affiliate means any company which is a parent or subsidiary corporation of the Company (as determined in accordance with Code Section 424), including any parent or subsidiary corporation which becomes such after the Effective Date.

        Effective Date means the first day of the initial offering period scheduled to commence upon the later of (i) February 1, 1992 or (ii) the effective date of the S-8 Registration Statement covering the share of Common Stock issuable under the Plan. However, for any Corporate Affiliate which becomes a participating Company in the Plan after the first day of the initial offering period, a subsequent Effective Date shall be designated with respect to participation by its Eligible Employees.

        Eligible Employee means any person who is engaged, on a regularly-scheduled basis of more than twenty (20) hours per week and more than five (5) months per calendar year, in the rendition of personal services to the Company or any other Participating Company for earnings considered wages under
Section 3121(a) of the Code.

        Enrollment Date has the meaning ascribed to it in Section V.A.

        Participant means any Eligible Employee of a Participating Company who is actively participating in the Plan.

        Participating Company means the Company and such Corporate Affiliate or Affiliates as may be designated from time to time by the Board.

        Semi-Annual Entry Date means (i) during 1999 and each preceding calendar year within an offering period in effect under the Plan, the first business day of May and the first business day of November and (ii) during 2000 and all subsequent calendar years within an offering period under the Plan, the first business day of March and the first business day of September. The earliest Semi-Annual Entry Date under the Plan shall be November 2, 1992.

        Semi-Annual Period of Participation means each period for which the Participant actually participates in an offering period in effect under the Plan. There shall be a maximum of four (4) periods of participation within each offering period. Except as otherwise designated by the Plan Administrator, each such period shall commence on the applicable Semi-Annual Entry Date.

        Semi-Annual Purchase Date means (i) during 1999 and each preceding year on which shares of Common Stock are automatically purchased for Participants under the Plan, the last business day of April and October, and (ii) during 2000 and each subsequent year on which shares of Common Stock are automatically purchased for Participants under the Plan, the last business day of February and August.

III.    ADMINISTRATION

        The Plan shall be administered by the Board of Directors of the Company or a committee that will satisfy Rule 16b-3 of the Securities and Exchange Commission, as in effect with respect to the Company from time to time (in either case, the "Board"). The Board may from time to time select a committee or persons (the "Plan Administrator") to be responsible for any transactions not subject to Rule 16b-3. Subject to the express provisions of the

Plan, to the overall supervision of the Board, and to the limitations of Section 423 of the Code, the Plan Administrator may administer and interpret the Plan in any manner it believes to be desirable (including the designation of a brokerage firm at which accounts for the holding of shares purchased under the Plan must be established by each employee desiring to participate in the Plan), and any such interpretation shall be final and binding on all parties who have an interest in the Plan.

IV.     OFFERING PERIODS

        The Plan shall be implemented in a series of offering periods. Each offering period shall be of a duration of twenty-four (24) months or less as designated by the Plan Administrator prior to the start date of any offering period, except that offering periods that include the Semi-Annual Entry Date on November 1, 1999 shall be of a duration of twenty-two (22) months. Within each offering period, there shall be a maximum of four (4) Semi-Annual Periods of Participation.

V.      ELIGIBILITY AND PARTICIPATION

        A. Each Eligible Employee will be automatically enrolled in the Plan in the offering period that begins on the first Semi-Annual Entry Date following the commencement of employment; thereafter, any Eligible Employee may enroll or re-enroll in the Plan in the offering period that begins as of any Semi-Annual Entry Date, or such other days as may be established by the Board from time to time (each, an "Enrollment Date"). To participate, an Eligible Employee must complete, sign, and submit to the Company an enrollment form prescribed by the Plan Administrator.Any enrollment form received by the Company by the 15th day of the month preceding an Enrollment Date (or by the Enrollment Date in the case of employees hired after such 15th day), or such other date established by the Plan Administrator from time to time, will be effective on that Enrollment Date. Enrollment or re-enrollment by a Participant in the Plan on an Enrollment Date will constitute the grant by the Company to the Participant of an option to purchase shares of Common Stock from the Company under the Plan. At the end of each offering period, each Participant who has not withdrawn from the Plan will automatically be re-enrolled in the Plan in the offering period that begins on the Enrollment Date immediately following the date on which the option expires. Furthermore, except as may otherwise be determined by the Plan Administrator, each Participant who has not withdrawn from the Plan will automatically be re-enrolled in the Plan in each offering period that begins on an Enrollment Date on which the fair market value per share of the Company's Common Stock is lower than the fair market value per share of the Company's Common Stock on the Enrollment Date for the offering period in which the Participant is then enrolled. Notwithstanding anything in the Plan to the contrary, if the fair market value (the "Authorization Date FVM") on the date (the "Authorization

Date") on which additional shares of Common Stock are authorized for issuance hereunder by the Company's shareholders is higher than the fair market value at the beginning of any Offering Period that commenced prior to the Authorization Date, then, with respect to any of such authorized shares available to be issued on Purchase Dates relating to such Offering Period, the Authorization Date FMV shall be used instead of the fair market value on the Enrollment Date for the purposes of the preceding sentence, provided that the Plan Administrator, in its discretion, may waive application of this sentence with respect to the first Purchase Date occurring after the Authorization Date.

        B. The payroll deduction authorized by the Participant for purposes of acquiring shares of Common Stock under the Plan may be zero percent (0%) or any whole multiple of one percent (1%) of the Base Salary paid to the Participant during each Semi-Annual Period of Participation within the offering period, up to a maximum of ten percent (10%). The deduction rate so authorized shall continue in effect for the entire Semi-Annual Period of Participation and for each successive Semi-Annual Period of Participation unless (i) the Participant shall change the rate for a subsequent Semi-Annual Period of Participation by filing the appropriate form with the Plan Administrator prior to the commencement of that Semi-Annual Period of Participation or (ii) the Participant shall change the rate within a Semi-Annual Period of Participation by filing the appropriate form with the Plan Administrator. The new rate shall become effective as soon as practicable following the filing of such form. A Participant may not increase or decrease the deduction rate more than once per Semi-Annual Period of Participation in addition to fixing the rate at the beginning of the Semi-Annual Period of Participation. Payroll deductions, however, will automatically cease upon the termination of the Participant's purchase right in accordance with Article VII below.

        C. In no event may any Participant's payroll deductions for any one Semi-Annual Period of Participation exceed Seven Thousand Five Hundred Dollars ($7,500.00).

VI.     STOCK SUBJECT TO PLAN

        A. The Common Stock purchasable by Participants under the Plan shall, solely in the discretion of the Plan Administrator, be made available from either authorized but unissued shares of the Common Stock or from shares of Common Stock reacquired by the Company, including shares of Common Stock purchased on the open market. The total number of shares which may be issued under the Plan shall not exceed 5,850,000 shares, less any shares sold under the Synopsys, Inc. International Employee Stock Purchase Plan (subject to adjustment under Section VI.B below). Such share reserve includes the increase of 1,200,000 shares approved by the Board in January 2000, but subject to stockholder approval at the 2000 Annual Meeting of Stockholders.

        B. In the event any change is made to the Company's outstanding Common Stock by reason of any stock dividend, stock split, combination of shares or other change affecting such outstanding Common Stock as a class without receipt of consideration, then appropriate adjustments shall be made by the Plan Administrator to (i) the class and maximum number of shares issuable over the term of the Plan, (ii) the class and maximum number of shares purchasable per Participant during each Semi-Annual Period of Participation, (iii) the class and maximum number of shares purchasable in the aggregate by all Participants on any one purchase date under the Plan and (iv) the class and number of shares and the price per share of the Common Stock subject to each purchase right at the time outstanding under the Plan. Such adjustments shall be designed to preclude the dilution or enlargement of rights and benefits under the Plan.

VII.    PURCHASE RIGHTS

        An Employee who participates in the Plan for a particular offering period shall have the right to purchase shares of Common Stock, in a series of successive installments during such offering period, upon the terms and conditions set forth below and shall execute a purchase agreement embodying such terms and conditions and such other provisions (not inconsistent with the Plan) as the Plan Administrator may deem advisable.

        Purchase Price. Common Stock shall be issuable on each Semi-Annual Purchase Date at a purchase price equal to 85 percent of the lower of (i) the fair market value per share on the Participant's Enrollment Date or (ii) the fair market value per share on the Semi-Annual Purchase Date. Notwithstanding anything in the Plan to the contrary, if the Authorization Date FVM is higher than the fair market value at the beginning of any Offering Period that commenced prior to the Authorization Date, then, with respect to any of such authorized shares available to be issued on Purchase Dates relating to such Offering Period, the Authorization Date FMV shall be used instead of the fair market value on the Enrollment Date for the purposes of clause (i) of the preceding sentence, provided that the Plan Administrator, in its discretion, may waive application of this sentence with respect to the first Purchase Date occurring after the Authorization Date.

        Valuation. For purposes of determining the fair market value per share of Common Stock on any relevant date, the following procedures shall be in effect:

               (i) If such fair market value is to be determined on any date on or after the date the Common Stock is first registered under Section 12(g) of the Securities Exchange Act of 1934, then the fair market value shall be the closing selling price on that date, as officially quoted on the Nasdaq National Market System. If there is no quoted selling price for such date, then the closing selling price on the next preceding day for which there does exist such a quotation shall be determinative of fair market value.

               (ii) If such fair market value is to be determined on any date prior to the time of such Section 12(g) registration of the Common Stock, then the fair market value of the Common Stock on such date shall be determined by the Plan Administrator, after taking into account such factors as the Plan Administrator deems appropriate.

        Number of Purchasable Shares. The number of shares purchasable per Participant on each Semi-Annual Purchase Date shall be the number of whole shares obtained by dividing the amount collected from the Participant through payroll deductions during the corresponding Semi-Annual Period of Participation by the purchase price in effect for the Semi-Annual Purchase Date. However, no Participant may, during any Semi-Annual Purchase Period, purchase more than 2,000 shares of Common Stock, subject to periodic adjustment under Section VI.B.

        Under no circumstances shall purchase rights be granted under the Plan to any Eligible Employee if such individual would, immediately after the grant, own (within the meaning of Code Section 424(d)) or hold outstanding options or other rights to purchase, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Corporate Affiliates.

        Payment. Payment for the Common Stock purchased under the Plan shall be effected by means of the Participant's authorized payroll deductions. Such deductions shall begin on the first pay day coincident with or immediately following the Participant's Enrollment Date and shall (unless sooner terminated by the Participant) continue through the pay day ending with or immediately prior to the last day of the offering period.

        The amounts so collected shall be credited to the Participant's book account under the Plan, but no interest shall be paid on the balance from time to time outstanding in such account. The amounts collected from a Participant may be commingled with the general assets of the Company and may be used for general corporate purposes.

        Termination of Purchase Right. The following provisions shall govern the termination of outstanding purchase rights:

               (i) A Participant may, at any time prior to the last five (5) business days of the Semi-Annual Period of Participation, terminate his/her outstanding purchase right under the Plan by filing the prescribed notification form with the Plan Administrator. No further payroll deductions shall be collected from the Participant with respect to the terminated purchase right, and any payroll deductions collected for the Semi-Annual Period of Participation in which such termination occurs shall, at the Participant's election, be immediately refunded or held for the purchase of shares on the next Semi-Annual Purchase Date. If no such election is made, then such funds shall be refunded as soon as possible after the close of such Semi-Annual Period of Participation.

               (ii) The termination of such purchase right shall be irrevocable, and the Participant may not subsequently rejoin the offering period for which such terminated purchase right was granted. In order to resume participation in any subsequent offering period, such individual must re-enroll in the Plan in accordance with Section V.A.

               (iii) Should a Participant cease to remain an Eligible Employee while his/her purchase right remains outstanding or should there otherwise occur a change in such individual's employee status so that he/she is no longer an Eligible Employee while holding such purchase right, then such purchase right shall immediately terminate upon such termination of service or change in status and all sums previously collected from the Participant during the Semi-Annual Period of Participation in which the purchase right so terminates shall be promptly refunded to the Participant. However, should the Participant die or become permanently disabled while in service or should the Participant cease employment by reason of a leave of absence, then the Participant (or the person or persons to whom the rights of the deceased Participant under the Plan are transferred by will or the laws of inheritance) shall have the election, exercisable up until the end of the Semi-Annual Period of Participation in which the Participant dies or becomes permanently disabled or in which the leave of absence commences, to (i) withdraw all the funds credited to the Participant's account at the time of his/her cessation of service or at the commencement of such leave or (ii) have such funds held for the purchase of shares of Common Stock at the next Semi-Annual Purchase Date. If no such election is made, then such funds shall automatically be held for the purchase of shares of Common Stock at the next Semi-Annual Purchase Date. In no event, however, shall any further payroll deductions be added to the Participant's account following his/her cessation of service or the commencement of such leave. Should the Participant return to active service following a leave of absence, then his/her payroll deductions under the Plan shall automatically resume at the rate in effect at the time the leave began, provided such return to service occurs prior to the end of the offering period in which such leave began. For purpose of the Plan: (i) the Participant shall be considered to remain in service for so long as such Participant remains in the active employ of the Company or one or more other Participating Companies and (ii) the Participant shall be deemed to be permanently disabled if he/she is unable to engage in any substantial gainful employment, by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of at least twelve (12) months.

        Stock Purchase. Shares of Common Stock shall automatically be purchased on behalf of each Participant (other than Participants whose payroll deductions have previously been refunded or set aside for refund in accordance with the "Termination of Purchase Right" provisions above) on each Semi-Annual Purchase Date. The purchase shall be effected by applying each Participant's payroll deductions for the Semi-Annual Period of Participation ending on such Semi-Annual Purchase Date (together with any carryover deductions from the preceding Semi-Annual Period of Participation) to the purchase of whole shares of Common Stock (subject to the limitation on the maximum number of purchasable shares set forth above) at the purchase price in effect for such Semi-Annual Period of Participation. Any payroll deductions not applied to such purchase because they are not sufficient to purchase a whole share shall be held for the purchase of Common Stock in the next Semi-Annual Period of Participation. However, any payroll deductions not applied to the purchase of Common Stock by reason of the limitation on the maximum number of shares purchasable by the Participant for that Semi-Annual Period of Participation shall be promptly refunded to the Participant.

        Proration of Purchase Rights. Not more than 500,000 shares of Common Stock, subject to periodic adjustment under Section VI.B, may be purchased in the aggregate by all Participants on any one Semi-Annual Purchase Date. Should the total number of shares of Common Stock which are to be purchased pursuant to outstanding purchase rights on any particular date exceed either (i) the maximum limitation on the number of shares purchasable in the aggregate on such date or
(ii) the number of shares then available for issuance under the Plan, the Plan Administrator shall make a pro-rata allocation of the available shares on a uniform and non-discriminatory basis, and the payroll deductions for each Participant, to the extent in excess of the aggregate purchase price payable for the Common Stock pro-rated to such individual, shall be refunded to such Participant.

        Rights as Stockholder. A Participant shall have no stockholder rights with respect to the shares subject to his/her outstanding purchase right until the shares are actually purchased on the Participant's behalf in accordance with the applicable provisions of the Plan. No adjustments shall be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

        Assignability.No purchase right granted under the Plan shall be assignable or transferable by the Participant other than by will or by the laws of descent and distribution following the participant's death, and during the Participant's lifetime the purchase right shall be exercisable only by the Participant.

        Change in Ownership. Should the Company or its stockholders enter into an agreement to dispose of all or substantially all of the assets or outstanding capital stock of the Company by means of:

               (i) a sale, merger or other reorganization in which the Company will not be the surviving corporation (other than a reorganization effected primarily to change the State in which the Company is incorporated), or

               (ii) a reverse merger in which the Company is the surviving corporation but in which more than fifty percent (50%) of the Company's outstanding voting stock is transferred to holders different from those who held the stock immediately prior to the reverse merger, then all outstanding purchase rights under the Plan shall automatically be exercised immediately prior to the consummation of such sale, merger, reorganization or reverse merger by applying the payroll deductions of each Participant for the Semi-Annual Period of participation in which such transaction occurs to the purchase of whole shares of Common Stock at eighty-five percent (85%) of the lower of (i) the fair market value of the Common Stock on the Participant's Enrollment Date for the offering period in which such transaction occurs or (ii) the fair market value of the Common Stock immediately prior to the consummation of such transaction. However, the applicable share limitations of Articles VII and VIII shall continue to apply to any such purchase, and the clause
        (i) amount above shall not, for any Participant whose Enrollment Date for the offering period is other than the start date of such offering period, be less than the fair market value of the Common Stock on such start date.

        The Company shall use its best efforts to provide at least ten (10) days' advance written notice of the occurrence of any such sale, merger, reorganization or reverse merger, and Participants shall, following the receipt of such notice, have the right to terminate their outstanding purchase rights in accordance with the applicable provisions of this Article VII.

VIII.   ACCRUAL LIMITATIONS

        A. No Participant shall be entitled to accrue rights to acquire Common Stock pursuant to any purchase right outstanding under this Plan if and to the extent such accrual, when aggregated with (I) rights to purchase Common Stock accrued under any other purchase right outstanding under this Plan and (II) similar rights accrued under other employee stock purchase plans (within the meaning of Section 423 of the Code) of the Company or its Corporate Affiliates, would otherwise permit such Participant to purchase more than $25,000 worth of stock of the Company or any Corporate Affiliate (determined on the basis of the fair market value of such stock on the date or dates such rights are granted to the Participant) for each calendar year such rights are at any time outstanding.

        B. For purposes of applying such accrual limitations, the right to acquire Common Stock pursuant to each purchase right outstanding under the Plan shall accrue as follows:

               (i) The right to acquire Common Stock under each such purchase right shall accrue in a series of successive semi-annual installments as and when the purchase right first becomes exercisable for each semi-annual installment on the last business day of each Semi-Annual Period of Participation for which the right remains outstanding.

               (ii) No right to acquire Common Stock under any outstanding purchase right shall accrue to the extent the Participant has already accrued in the same calendar year the right to acquire $25,000 worth of Common Stock (determined on the basis of the fair market value on the date or dates of grant) pursuant to one or more purchase rights held by the Participant during such calendar year.

               (iii) If by reason of such accrual limitations, any purchase right of a Participant does not accrue for a particular Semi-Annual Period of Participation, then the payroll deductions which the Participant made during that Semi-Annual Period of Participation with respect to such purchase right shall be promptly refunded.

        C. In the event there is any conflict between the provisions of this
Article VIII and one or more provisions of the Plan or any instrument issued thereunder, the provisions of this Article VIII shall be controlling.

IX.     STATUS OF PLAN UNDER FEDERAL TAX LAWS

        The Plan is designed to qualify as an employee stock purchase plan under Code Section 423.

X.      AMENDMENT AND TERMINATION

        A. The Board may amend, alter, suspend, discontinue, or terminate the Plan at any time, including amendments to outstanding options/purchase rights. However, the Board may not, without the approval of the Company's stockholders:

               (i) increase the number of shares issuable under the Plan or the maximum number of shares which may be purchased per Participant or in the aggregate during any one Semi-Annual Period of Participation under the Plan, except that the Plan Administrator shall have the authority, exercisable without such stockholder approval, to effect adjustments to the extent necessary to reflect changes in the Company's capital structure pursuant to Section VI.B;

               (ii) alter the purchase price formula so as to reduce the purchase price payable for the shares issuable under the Plan; or

               (iii) materially increase the benefits accruing to Participants under the Plan or materially modify the requirements for eligibility to participate in the Plan.

        B. The Board may elect to terminate any or all outstanding purchase rights at any time. In the event the Plan is terminated, the Board may also elect to terminate outstanding purchase rights either immediately or upon completion of the purchase of shares on the next Semi-Annual Purchase Date, or may elect to permit purchase rights to expire in accordance with their terms (and participation to continue through such expiration dates). If purchase rights are terminated prior to expiration, all funds contributed to the Plan that have not been used to purchase shares shall be returned to the Participants as soon as administratively feasible.

IX.     GENERAL PROVISIONS

        A. The Plan shall become effective on the designated Effective Date, provided that no offering period shall commence, and no shares of Common Stock shall be issued hereunder, until

(i) the Plan shall have been approved by the stockholders and (ii) the Company shall have complied with all applicable requirements of the Securities Act of 1933 (as amended), all applicable listing requirements of any securities exchange on which shares of the Common Stock are listed and all other applicable requirements established by law or regulation. In the event such stockholder approval is not obtained, or such Company compliance is not effected, within twelve (12) months after the date on which the Plan is adopted by the Board, the Plan shall terminate and have no further force of effect.

        B. All costs and expenses incurred in the administration of the Plan shall be paid by the Company.

        C. Neither the action of the Company in establishing the Plan, nor any action taken under the Plan by the Board or the Plan Administrator, nor any provision of the Plan itself shall be construed so as to grant any person the right to remain in the employ of the Company or any of its Corporate Affiliates for any period of specific duration, and such person's employment may be terminated at any time, with or without cause.

        D. The provisions of the Plan shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules.

                                 SYNOPSYS, INC.

                   INTERNATIONAL EMPLOYEE STOCK PURCHASE PLAN
                (As Amended August 1, 1999 and January 11, 2000)

        I. PURPOSE

            The Synopsys, Inc. International Employee Stock Purchase Plan (the "Plan") is intended to provide Eligible Employees of designated subsidiaries of the Company with the opportunity to acquire a proprietary interest in the Company through the periodic application of their payroll deductions to the purchase of shares of the Company's common stock.

        II. DEFINITIONS

            For purposes of plan administration, the following terms shall have the meanings indicated:

            Base Salary means all compensation paid as wages, salaries, commissions, overtime, and bonuses, but excluding all of the following items (even if included in taxable income): reimbursements, car allowances or other expense allowances, severance pay, fringe benefits (cash and noncash), moving expenses, deferred compensation, income attributable to stock options, restricted stock grants, SARs and other equity-related incentive programs, and welfare benefits.

            Code means the Internal Revenue Code of 1986, as amended from time to time.

            Company means Synopsys, Inc., a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of Synopsys, Inc. which shall by appropriate action adopt the Plan.

            Common Stock means shares of the Company's common stock.

            Corporate Affiliate means any company which is a parent or subsidiary corporation of the Company (as determined in accordance with Code
Section 424), including any parent or subsidiary corporation which becomes such after the Effective Date.

            Effective Date means the first day of the initial offering period scheduled to commence on May 3, 1993. However, for any Subsidiary which becomes a Participating Subsidiary in the Plan after the first day of the initial offering period, a subsequent Effective Date shall be designated with respect to participation by its Eligible Employees.

            Eligible Employee means any person who is engaged, on a regularly-scheduled basis of more than twenty (20) hours per week and more than five (5) months per calendar year, in the rendition of personal services to any Participating Subsidiary for earnings considered wages under
Section 3121(a) of the Code, but shall not include persons prohibited by the laws of the nation of their residence or employment from participating in the Plan.

            Enrollment Date has the meaning ascribed to it in Section V.A.

            Participant means any Eligible Employee of a Participating Subsidiary who is actively participating in the Plan.

            Participating Subsidiary means a Subsidiary of the Company that has been designated as a Participating Subsidiary by the Board.

            Semi-Annual Entry Date means (i) during 1999 and each preceding calendar year within an offering period in effect under the Plan, the first business day of May and the first business day of November and (ii) during 2000 and all subsequent calendar years within an offering period under the Plan, the first business day of March and the first business day of September. The earliest Semi-Annual Entry Date under the Plan shall be May 3, 1993.

            Semi-Annual Period of Participation means each period for which the Participant actually participates in an offering period in effect under the Plan. There shall be a maximum of four (4) periods of participation within each offering period. Except as otherwise designated by the Plan Administrator, each such period shall commence on the applicable Semi-Annual Entry Date.

            Semi-Annual Purchase Date means (i) during 1999 and each preceding year on which shares of Common Stock are automatically purchased for Participants under the Plan, the last business day of April and October, and
(ii) during 2000 and each subsequent year on which shares of Common Stock are automatically purchased for Participants under the Plan, the last business day of February and August.

            Subsidiary shall mean any corporation described in Section 425(e) or
(f) of the Code.

        III. ADMINISTRATION

            The Plan shall be administered by the Board of Directors or a committee that will satisfy Rule 16b-3 of the Securities and Exchange Commission, as in effect with respect to the Company from time to time (in either case, the "Board"). The Board may from time to time select a committee or persons (the "Plan Administrator") to be responsible for any transactions.

        IV. OFFERING PERIODS

            The Plan shall be implemented in a series of offering periods. Each offering period shall be of a duration of twenty-four (24) months or less as designated by the Plan Administrator prior to the start date of any offering period, except that offering periods that include the Semi-Annual Entry Date on November 1, 1999 shall be of a duration of twenty-two (22) months. Within each offering period, there shall be a maximum of four (4) Semi-Annual Periods of Participation.

        V. ELIGIBILITY AND PARTICIPATION

            A. Each Eligible Employee of a Participating Subsidiary shall be eligible to participate in the Plan in accordance with the following provisions:

            - The Board may at any time designate one or more Subsidiaries as participating in the Plan. The names of all Participating Subsidiaries shall be shown on Exhibit A to the Plan, which shall be amended from time to time to reflect additions and deletions of Participating Subsidiaries; failure to show a Participating Subsidiary on Exhibit A shall not, however, prevent otherwise eligible employees of that Subsidiary from participating in the Plan. No Subsidiary participating in the Company's Employee Stock Purchase Plan effective May 3, 1993 may be designated for participation in the Plan.

            - Each Eligible Employee will be automatically enrolled in the Plan in the offering period that begins on the first Semi-Annual Entry Date following the commencement of employment; thereafter, any Eligible Employee may enroll or re-enroll in the Plan in the offering period that begins as of any Semi-Annual Entry Date, or such other days as may be established by the Board from time to time (each, an "Enrollment Date"). To participate, an Eligible Employee must complete, sign, and submit to the Company an enrollment form prescribed by the Plan Administrator. Any enrollment form received by the Company by the 15th day of the month preceding an Enrollment Date (or by the Enrollment Date in the case of employees hired after such 15th day), or such other date established by the Plan Administrator from time to time, will be effective on that Enrollment Date. Enrollment or re-enrollment by a Participant in the Plan on an Enrollment Date will constitute the grant by the Company to the Participant of an option to purchase shares of Common Stock from the Company under the Plan. At the end of each offering period, each Participant who has not withdrawn from the Plan will automatically be re-enrolled in the Plan in the offering period that begins on the Enrollment Date immediately following the date on which the option expires. Furthermore, except as may otherwise be determined by the Plan Administrator, each Participant who has not withdrawn from the Plan will automatically be re-enrolled in the Plan in each offering period that begins on an Enrollment Date on which the fair market value per share of the Company's Common Stock is lower than the fair market value per share of the Company's Common Stock on the Enrollment Date for the offering period in which the Participant is then enrolled. Notwithstanding anything in the Plan to the contrary, if the fair market value (the "Authorization Date FVM") on the date (the "Authorization Date") on which additional shares of Common Stock are authorized for issuance hereunder by the Company's shareholders is higher than the fair market value at the beginning of any Offering Period that commenced prior to the Authorization Date, then, with respect to any of such authorized shares available to be issued on Purchase Dates relating to such Offering Period, the Authorization Date FMV shall be used instead of the fair market value on the Enrollment Date for the purposes of the preceding sentence, provided that the Plan Administrator, in its discretion, may waive application of this sentence with respect to the first Purchase Date occurring after the Authorization Date.

            - An individual who becomes an Eligible Employee immediately following termination of such employee's participation in the Synopsys, Inc. Employee Stock Purchase Plan shall, for purposes of participation in the Plan, have a deemed Enrollment Date corresponding to such employee's most recent Enrollment Date under the Synopsys, Inc. Employee Stock Purchase Plan.

            B. The payroll deduction authorized by the Participant for purposes of acquiring shares of Common Stock under the Plan may be zero percent (0%) or any whole multiple of one percent (1%) of the Base Salary paid to the Participant during each Semi-Annual Period of Participation within the offering period, up to a maximum of ten percent (10%). The deduction rate so authorized shall continue in effect for the entire Semi-Annual Period of Participation and for each successive Semi-Annual Period of Participation unless (i) the Participant shall change the rate for a subsequent Semi-Annual Period of Participation by filing the appropriate form with the Plan Administrator prior to the commencement of that Semi-Annual Period of Participation or (ii) the Participant shall change the rate within a Semi-Annual Period of Participation by filing the appropriate form with the Plan Administrator. The new rate shall become effective as soon as practicable following the filing of such form. A Participant may not increase or decrease the deduction rate more than once per Semi-Annual Period of Participation in addition to fixing the rate at the beginning of the Semi-Annual Period of Participation. Payroll deductions, however, will automatically cease upon the termination of the Participant's purchase right in accordance with Article VII below.

            C. In no event may any Participant's payroll deductions for any one Semi-Annual Period of Participation exceed Seven Thousand Five Hundred Dollars ($7,500.00) calculated on the Purchase Date following conversion of accumulated withholdings into U.S. Dollars.

            D. It is intended that all eligible employees shall have substantially equivalent rights and privileges with respect to the Plan; notwithstanding any other provision of the Plan, however, the Plan Administrator may make such changes in the terms of eligibility and participation from Subsidiary to Subsidiary that it determines, in its discretion, to be necessary or desirable to reflect or comply with local laws or conditions.

        VI. STOCK SUBJECT TO PLAN

            A. The Common Stock purchasable by Participants under the Plan shall, solely in the discretion of the Plan Administrator, be made available from either authorized but unissued shares of the Common Stock or from shares of Common Stock reacquired by the Company, including shares of Common Stock purchased on the open market. The total number of shares which may be issued under the Plan shall not exceed 5,850,000 shares, less any shares sold under the Synopsys, Inc. Employee Stock Purchase Plan (subject to adjustment under Section VI.B below). Such share reserve includes the increase of 1,200,000 shares approved by the Board in January 2000, but subject to stockholder approval at the 2000 Annual Meeting of Stockholders.

            B. In the event any change is made to the Company's outstanding Common Stock by reason of any stock dividend, stock split, combination of shares or other change affecting such outstanding Common Stock as a class without receipt of consideration, then appropriate adjustments shall be made by the Plan Administrator to (i) the class and maximum number of shares issuable over the term of the Plan, (ii) the class and maximum number of shares purchasable per Participant during each Semi-Annual Period of Participation, (iii) the class and maximum number of shares purchasable in the aggregate by all Participants on any one purchase date under the Plan and (iv) the class and number of shares and the price per share of the Common Stock subject to each purchase right at the time outstanding under the Plan. Such adjustments shall be designed to preclude the dilution or enlargement of rights and benefits under the Plan.

        VII. PURCHASE RIGHTS

            An Employee who participates in the Plan for a particular offering period shall have the right to purchase shares of Common Stock, in a series of successive installments during such offering period, upon the terms and conditions set forth below and shall execute such agreements and documents embodying such terms and conditions and such other provisions (not inconsistent with the Plan) as the Plan Administrator may deem advisable.

                      Purchase Price. Common Stock shall be issuable on each Semi-Annual Purchase Date at a purchase price equal to eighty-five percent (85%) of the lower of (i) the fair market value per share on the Participant's Enrollment Date or (ii) the fair market value per share on the Semi-Annual Purchase Date. Notwithstanding anything in the Plan to the contrary, if the Authorization Date FVM is higher than the fair market value at the beginning of any Offering Period that commenced prior to the Authorization Date, then, with respect to any of such authorized shares available to be issued on Purchase Dates relating to such Offering Period, the Authorization Date FMV shall be used instead of the fair market value on the Enrollment Date for the purposes of clause (i) of the preceding sentence, provided that the Plan Administrator, in its discretion, may waive application of this sentence with respect to the first Purchase Date occurring after the Authorization Date.

            Valuation. The fair market value per share of Common Stock on any relevant date shall be the closing selling price of the Common Stock on that date, as officially quoted on the Nasdaq National Market System. If there is no quoted selling price for such date, then the closing selling price on the next preceding day for which there does exist such a quotation shall be determinative of fair market value.

            Number of Purchasable Shares. The number of shares purchasable per Participant on each Semi-Annual Purchase Date shall be the number of whole shares obtained by dividing the amount collected, after conversion into U.S. Dollars on the Purchase Date, from the Participant through payroll deductions during the corresponding Semi-Annual Period of Participation by the purchase price in effect for the Semi-Annual Purchase Date. However, no Participant may, during any one Semi-Annual Purchase Period, purchase more than 2,000 shares of Common Stock, subject to periodic adjustment under Section VI.B.

            Under no circumstances shall purchase rights be granted under the Plan to any Eligible Employee if such individual would, immediately after the grant, own (within the meaning of Code Section 424(d)) or hold outstanding options or other rights to purchase, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Corporate Affiliates.

            Payment; Withholding. Payment for the Common Stock purchased under the Plan shall be effected by means of the Participant's authorized payroll deductions. Such deductions shall begin on the first pay day coincident with or immediately following the Participant's Enrollment Date into the offering period and shall (unless sooner terminated by the Participant) continue through the pay day ending with or immediately prior to the last day of the offering period. The amounts so collected shall be credited to the Participant's book account under the Plan in local currency, but no interest shall be paid on the balance from time to time outstanding in such account. The amounts collected from a Participant may be commingled with the general assets of the Company and/or any Participating Subsidiary and may be used for general corporate purposes. Upon disposition of shares acquired by exercise of purchase right, the Participant shall pay, or make provision adequate to the Company and the Participating Subsidiary for payment of, all federal, state, and other tax (and similar) withholdings that the Company or the Participating Subsidiary determines, in its discretion, are required due to the disposition, including any such withholding that the Company or the Participating Subsidiary determines, in its discretion, is necessary to allow the Company or the Participating Subsidiary to claim tax deductions or other benefits in connection with the disposition. A Participant shall make such similar provisions for payment that the Company or the Participating Subsidiary determines, in its discretion, are required due to the exercise of purchase right, including such provisions as are necessary to allow the Company or the Participating Subsidiary to claim tax deductions or other benefits in connection with the exercise of purchase right.

            Termination of Purchase Right. The following provisions shall govern the termination of outstanding purchase rights:

                         (i) A Participant may, at any time prior to the last
            five (5) business days of the Semi-Annual Period of Participation, terminate his/her outstanding purchase right under the Plan by filing the prescribed notification form with the Plan Administrator. No further payroll deductions shall be collected from the Participant with respect to the terminated purchase right, and any payroll deductions collected for the Semi-Annual Period of Participation in which such termination occurs shall, at the Participant's election, be immediately refunded or held for the purchase of shares on the next Semi-Annual Purchase Date. If no such election is made, then such funds shall be refunded as soon as possible after the close of such Semi-Annual Period of Participation.

                         (ii) The termination of such purchase right shall be
            irrevocable, and the Participant
            may not subsequently rejoin the offering period for which such terminated purchase right was granted. In order to resume participation in any subsequent offering period, such individual must enroll in the Plan in accordance with Section V.A.

                         (iii) Should a Participant cease to remain an Eligible
            Employee while his/her purchase right remains outstanding or should there otherwise occur a change in such individual's employee status so that he/she is no longer an Eligible Employee while holding such purchase right, then such purchase right shall immediately terminate upon such termination of service or change in status and all sums previously collected from the Participant during the Semi-Annual Period of Participation in which the purchase right so terminates shall be promptly refunded to the Participant. However, should the Participant die or become permanently disabled while in service or should the Participant cease employment by reason of a leave of absence, then the Participant (or the person or persons to whom the rights of the deceased Participant under the Plan are transferred by will or the laws of inheritance) shall have the election, exercisable up until the end of the Semi-Annual Period of Participation in which the Participant dies or becomes permanently disabled or in which the leave of absence commences, to (i) withdraw all the funds credited to the Participant's account at the time of his/her cessation of service or at the commencement of such leave or
            (ii) have such funds held for the purchase of shares of Common Stock at the next Semi-Annual Purchase Date. If no such election is made, then such funds shall automatically be held for the purchase of shares of Common Stock at the next Semi-Annual Purchase Date. In no event, however, shall any further payroll deductions be added to the Participant's account following his/her cessation of service or the commencement of such leave; provided, however, that if a Participant's employment is terminated because of a transfer of employment to the Company or any subsidiary of the Company other than a Participating Subsidiary, any outstanding purchase right shall not terminate until the occurrence of the earlier of (x) the last Semi-Annual Purchase Date in the offering period or (y) enrollment of the Participant in the Company's Employee Stock Purchase Plan. While a purchase right remains outstanding, the Company or other subsidiary to which the participant is transferred shall effect payroll deductions authorized by the Participant and shall remit them to the Participating

            Subsidiary that employed the Participant at the time of the transfer for purposes of acquiring shares of Common Stock under the Plan. Following approval by the Company and the Participating Subsidiary, the Participant may, in lieu of payroll deduction, pay a corresponding amount to the Participating Subsidiary if such amount is received on or before the relevant Purchase Date. Should the Participant return to active service following a leave of absence, then his/her payroll deductions under the Plan shall automatically resume at the rate in effect at the time the leave began, provided such return to service occurs prior to the end of the offering period in which such leave began. For purpose of the Plan: (i) the Participant shall be considered to remain in service for so long as such Participant remains in the active employ of the Company or one or more other Participating Subsidiaries and (ii) the Participant shall be deemed to be permanently disabled if he/she is unable to engage in any substantial gainful employment, by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of at least twelve
            (12) months.

            Stock Purchase. Shares of Common Stock shall automatically be purchased on behalf of each Participant (other than Participants whose payroll deductions have previously been refunded or set aside for refund in accordance with the Termination of Purchase Right provisions above) on each Semi-Annual Purchase Date. The purchase shall be effected by applying each Participant's payroll deductions after conversion to U.S. Dollars for the Semi-Annual Period of Participation ending on such semiannual Purchase Date (together with any carryover deductions from the preceding Semi-Annual Period of Participation) to the purchase of whole shares of Common Stock (subject to the limitation on the maximum number of purchasable shares as set forth above) at the purchase price in effect for such Semi-Annual Period of Participation. Any payroll deductions not applied to such purchase because they are not sufficient to purchase a whole share shall be held in local currency for the purchase of Common Stock in the next Semi-Annual Period of Participation. However, any payroll deductions not applied to the purchase of Common Stock by reason of the limitation on the maximum number of shares purchasable by the Participant for that Semi-Annual Period of Participation shall be promptly refunded to the Participant.

            Proration of Purchase Rights. Not more than 500,000 shares of Common Stock, subject to periodic adjustment under Section VI.B, may be purchased in the aggregate by all participants under the Plan and under the Synopsys, Inc. Employee

Stock Purchase Plan on any one Semi-Annual Purchase Date. Should the total number of shares of Common Stock which are to be purchased pursuant to outstanding purchase rights on any particular date exceed either (i) the maximum limitation on the number of shares purchasable in the aggregate on such date or
(ii) the number of shares then available for issuance under the Plan and the Synopsys, Inc. Employee Stock Purchase Plan, the Plan Administrator shall make a pro-rata allocation of the available shares on a uniform and non-discriminatory basis (including, to the extent practicable vis a vis participants in the Synopsys, Inc. Employee Stock Purchase Plan) and the payroll deductions for each Participant, to the extent in excess of the aggregate purchase price payable for the Common Stock pro-rated to such individual, shall be refunded to such Participant.

            Rights as Stockholder. A Participant shall have no stockholder rights with respect to the shares subject to his/her outstanding purchase right until the shares are actually purchased on the Participant's behalf in accordance; with the applicable provisions of the Plan. No adjustments shall be made for dividends, distributions, or other rights for which the record date is prior to the date of such purchase.

            Assignability. No purchase right granted under the Plan shall be assignable or transferable by the Participant other than by will or by the laws of descent and distribution following the Participant's death, and during the Participant's lifetime the purchase right shall be exercisable only by the Participant.

            Change in Ownership. Should the Company or its stockholders enter into an agreement to dispose of all or substantially all of the assets or outstanding capital stock of the Company by means of:

                         (i) a sale, merger or other reorganization in which the
            Company will not be the surviving corporation (other than a reorganization effected primarily to change the State in which the Company is incorporated), or

                         (ii) a reverse merger in which the Company is the
            surviving corporation but in which more than fifty percent (50%) of the Company's outstanding voting stock is transferred to holders different from those who held the stock immediately prior to the reverse merger, then all outstanding purchase rights under the Plan shall automatically be exercised immediately prior to the consummation of such sale, merger, reorganization or reverse merger by applying the payroll deductions of each Participant, after conversion into U.S. Dollars on the date of purchase, for the Semi-Annual Period of Participation in which such transaction occurs to the purchase of whole shares of Common Stock at eighty-five percent (85%) of the lower of (i) the fair market value of the Common Stock on the Participant's Enrollment Date into the offering period in which such transaction occurs or (ii) the fair market value of the Common Stock immediately prior to the consummation of such transaction. However, the applicable share limitations of Sections VII and VIII shall continue to apply to any such purchase, and the clause (i) amount above shall not, for any Participant whose Enrollment Date for the offering period is other than the start date of such offering period, be less than the fair market value of the Common Stock on such start date.

            The Company shall use its best efforts to provide at least ten (10) days' advance written notice of the occurrence of any such sale, merger, reorganization or reverse merger, and Participants shall, following the receipt of such notice, have the right to terminate their outstanding purchase rights in accordance with the applicable provisions of this Article VII.

        VIII.ACCRUAL LIMITATIONS

            A. No Participant shall be entitled to accrue rights to acquire Common Stock pursuant to any purchase right outstanding under this Plan if and to the extent such accrual, when aggregated with (i) rights to purchase Common Stock accrued under any other purchase right outstanding under this Plan and
(ii) similar rights accrued under other employee stock purchase plans (within the meaning of Section 423 of the Code) of the Company and its Corporate Affiliates would otherwise permit such Participant to purchase more than $25,000 worth of stock of the Company or any Corporate Affiliate (determined on the basis of the fair market value of such stock on the date or dates such rights are granted to the Participant) for each calendar year such rights are at any time outstanding.

            B. For purposes of applying such accrual limitations, the right to acquire Common Stock pursuant to each purchase right outstanding under the Plan shall accrue as follows:

                         (i) The right to acquire Common Stock under each such
            purchase right shall accrue in a series of successive semi-annual installments as and when the purchase right first becomes exercisable for each semi-annual installment on the last business day of each Semi-Annual Period of Participation for which the right remains outstanding.

                         (ii) No right to acquire Common Stock under any
            outstanding purchase right shall accrue to the extent the Participant has already accrued in the same calendar year the right to acquire $25,000 worth of Common Stock (determined on the basis of the fair market value on the date or dates of grant) pursuant to one or more purchase rights held by the Participant during such calendar year.

                         (iii) If by reason of such accrual limitations, any
            purchase right of a Participant does not accrue for a particular Semi-Annual Period of Participation, then the payroll deductions which the Participant made during that Semi-Annual Period of Participation with respect to such purchase right shall be promptly refunded.

            C. In the event there is any conflict between the provisions of this
Section VIII and one or more provisions of the Plan or any instrument issued thereunder, the provisions of this Section VIII shall be controlling.

        IX. AMENDMENT AND TERMINATION

            A. The Board may amend, alter, suspend, discontinue, or terminate the Plan at any time, including amendments to outstanding options/purchase rights. However, the Board may not, without the approval of the Company's stockholders:

                         (i) increase the number of shares issuable under the
            Plan or the maximum number of shares which may be purchased per Participant or in the aggregate during any one Semi-Annual Period of Participation under the Plan, except that the Plan Administrator shall have the authority, exercisable without such stockholder approval, to effect adjustments to the extent necessary to reflect changes in the Company's capital structure pursuant to Section VI.B;

                         (ii) alter the purchase price formula so as to reduce
            the purchase price payable for the shares issuable under the Plan;
            or

                         (iii) materially increase the benefits accruing to
            Participants under the Plan or materially modify the requirements for eligibility to participate in the Plan.

            B. The Board may elect to terminate any or all outstanding purchase rights at any time. In the event the Plan is terminated, the Board may also elect to terminate outstanding purchase rights either immediately or upon completion of the purchase of shares on the next Semi-Annual Purchase Date, or may elect to permit purchase rights to expire in accordance with their terms (and participation to continue through such expiration dates). If purchase rights are terminated prior to expiration, all funds contributed to the Plan that have not been used to purchase shares shall be returned to the Participants as soon as administratively feasible.

        X. GENERAL PROVISIONS

            A. The Plan shall become effective on the date on which it is adopted by the Board, provided the Company has complied with all applicable requirements established by law or regulation.

            B. All costs and expenses incurred in the administration of the Plan shall be paid by the Company.

            C. Neither the action of the Company in establishing the Plan, nor any action taken under the Plan by the Board or the Plan Administrator, nor any provision of the Plan itself shall be construed so as to grant any person the right to remain in the employ of the Company or any of its Corporate Affiliates for any period of specific duration, and such person's employment may be terminated at any time, with or without cause.

            D. The provisions of the Plan shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules.

            E. If the Plan Administrator in its discretion so elects, it may retain a brokerage firm, bank, or other financial institution to assist in the purchase of shares, delivery of reports, or other administrative aspects of the Plan. If the Plan Administrator so elects, each Participant shall (unless prohibited by the laws of the nation of his or her employment or residence) be deemed upon enrollment in the Plan to have authorized the establishment of an account on his or her behalf at such institution. Shares purchased by a Participant under the Plan shall be held in the account in the name in which the share certificate would otherwise be issued pursuant to Section VII.

Schedule A

                           Companies Participating in
                      International Employee Stock Purchase
                                      Plan

Name                                              Jurisdiction of Incorporation
----                                              -----------------------------
Electronic Design Automation Services Europe                        Netherlands
Nihon Synopsys Co., Ltd.                                                  Japan
Synopsys Consulting SARL                                                 France
Synopsys Finland OY                                                     Finland
Synopsys GmbH                                                           Germany
Synopsys (India) Pvte. Ltd.                                               India
Synopsys International, Inc.                                           Barbados
Synopsys International Limited                                          Ireland
Synopsys Ireland Limited                                                Ireland
Synopsys Ireland Resources                                              Ireland
Synopsys Italia, SRL                                                      Italy
Synopsys Korea, Inc.                                                      Korea
Synopsys (Northern Europe) Ltd.                                  United Kingdom
Synopsys SARL                                                            France
Synopsys Scandinavia AB                                                  Sweden
Synopsys Services SARL                                                   France
Synopsys Singapore Pte. Ltd.                                          Singapore
Synthesis and Optimisation Systems Ltd.                                  Israel
The CAE Company                                                     Netherlands
Viewlogic Asia Corporation                                               U.S.A.
Viewlogic Benelux                                                   Netherlands
Viewlogic Europe BV                                                 Netherlands

                                 SYNOPSYS, INC.

                             1992 STOCK OPTION PLAN

           (AMENDED JULY 29, 1992, OCTOBER 28, 1992, OCTOBER 27, 1993,
          OCTOBER 27, 1994, NOVEMBER 1, 1995, MAY 1, 1996, MAY 3, 1996,
                     OCTOBER 30, 1996 AND JANUARY 11, 2000)

                                   ARTICLE ONE
                                     GENERAL

I.          PURPOSE OF THE PLAN

            A. This 1992 Stock Option Plan ("Plan") is intended to promote the interests of Synopsys, Inc., a Delaware corporation (the "Corporation"), by providing (i) key employees (including officers and directors) of the Corporation (or its parent or subsidiary corporations) who are responsible for the management, growth and financial success of the Corporation (or its parent or subsidiary corporations) and (ii) consultants and other independent advisors who provide valuable services to the Corporation (or its parent or subsidiary corporations) with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation (or its parent or subsidiary corporations).

            B. The Plan shall become effective on the first date on which the shares of the Corporation's common stock are registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "1934 Act"). Such date is hereby designated as the Effective Date of the Plan.

            C. This Plan shall serve as the successor to the Corporation's 1988 Restricted Stock Plan (the "1988 Plan"), and no further option grants shall be made under the 1988 Plan from and after the Effective Date of this Plan. All options outstanding under the 1988 Plan on such Effective Date are hereby incorporated into this Plan and shall accordingly be treated as outstanding options under this Plan. However, each outstanding option so incorporated shall continue to be governed solely by the express terms and conditions of the instrument evidencing such grant, and no provision of this Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of the Corporation's common stock thereunder. All outstanding unvested share issuances under the 1988 Plan shall continue to be governed solely by the express terms and conditions of the instruments evidencing such issuances, and no provision of this Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such unvested shares.

            D. For purposes of the Plan, the following provisions shall be applicable in determining the parent and subsidiary corporations of the
Corporation:

            Any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation shall be considered to be a parent of the Corporation, provided each such corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

            Each corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation shall be considered to be a subsidiary of the Corporation, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

II.            ADMINISTRATION OF THE PLAN

            A. Administrator. The Plan shall be administered by the Board of Directors or a committee that will satisfy Rule 16b-3 of the Securities and Exchange Commission and Section 162(m) of the Internal Revenue Code, as in effect with respect to the Company from time to time (in either case, the "Administrator"). In connection with the administration of the Plan, the Administrator shall have the powers possessed by the Board. The Administrator may act only by a majority of its members, except that the Administrator may authorize any one or more of its members or any officer of the Company to execute and deliver documents on behalf of the Administrator. For so long as not otherwise required for the Plan to comply with Rule 16b-3, the Administrator or the Board may delegate to one or more directors of the Company authority to grant stock options to persons who are not subject to Section 16 of the Exchange Act, and may delegate administrative duties to such director(s) and such employees of the Company as it deems proper. The Board at any time may terminate the authority delegated to any committee of the Board pursuant to this Section III(a) and revest in the Board the administration of the Plan.

            B. Authority. The Administrator shall grant options and authorize stock issuances (in either case an "Award") to selected eligible employees and consultants. In particular and without limitation, the Administrator, subject to the terms of the Plan, shall:

                (i) select the officers, other employees, and consultants to whom Awards may be granted;

                (ii) determine whether and to what extent Awards are to be granted under the Plan;

                (iii) determine the number of shares to be covered by each Award granted under the Plan; and

                (iv) determine the terms and conditions of any Award granted under the Plan and any related loans to be made by the Company, based upon factors determined by the Administrator.

            C. Administrator Determinations Binding. The Administrator may adopt, alter and repeal administrative rules, guidelines and practices governing the Plan as it from time to time shall deem advisable, may interpret the terms and provisions of the Plan, any Award and any Award agreement and may otherwise supervise the administration of the Plan. Any determination made by the Administrator pursuant to the provisions of the Plan with respect to any Award shall be made in its sole discretion at the time of the grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time. All decisions made by the Administrator under the Plan shall be binding on all persons, including the Company and Plan participants. No member of the Administrator shall be liable for any action that he or she has in good faith taken or failed to take with respect to this Plan or any Award.

III.        ELIGIBILITY

            A. The persons eligible to receive option grants ("Optionee") are as follows:

                (i) officers and other key employees of the Corporation (or its parent or subsidiary corporations) who render services which contribute to the management, growth and financial success of the Corporation (or its parent or subsidiary corporations);

                (ii) those consultants or other independent advisors who provide valuable services to the Corporation (or its parent or subsidiary corporations).

            B. Non-employee members of the Board shall not be eligible to participate in the Plan or in any other stock option, stock purchase, stock bonus or other stock plan of the Corporation (or its parent or subsidiary corporations), other than the 1994 Non-Employee Directors Stock Option Plan.

IV.         STOCK SUBJECT TO THE PLAN

            A. Shares of the Corporation's common stock (the "Common Stock") shall be available for issuance under the Plan and shall be drawn from either the Corporation's authorized but unissued shares of Common Stock or from reacquired shares of Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed the sum of (i) 17,767,142 shares plus (ii) an additional 1,000,000 shares per year on the dates of the 2000, 2001 and 2002 Annual Meetings of Stockholders. Such authorized share reserve includes the number of shares which remained available for issuance, as of the Effective Date, under the 1988 Plan as last approved by the Corporation's stockholders prior to such Effective Date, including the shares subject to the outstanding options incorporated into this Plan and any other shares available for future option grant under the 1988 Plan as last approved by the stockholders, and such reserve shall be adjusted from time to time in accordance with the provisions of this Section IV. To the extent one or more outstanding options under the 1988 Plan which have been incorporated into this Plan are subsequently exercised, the number of shares issued with respect to each such option shall reduce, on a share- for-share basis, the number of shares available for issuance under this Plan.

            B. In no event may the maximum number of shares which may be issued pursuant to Incentive Options granted under the Plan on or after the first day of the 1995 fiscal year (October 2, 1994) exceed 16,000,000 shares, subject to adjustment from time to time in accordance with the provisions of this Section
IV. The maximum number of shares which may be issued pursuant to Incentive Options granted under the Plan prior to the first day of the 1995 fiscal year (October 2, 1994) shall not exceed 11,400,000 shares, subject to adjustment from time to time in accordance with the provisions of this Section IV.

            C. In no event may the aggregate number of shares of Common Stock for which any one individual participating in the Plan may be granted stock options and/or separately-exercisable stock appreciation rights during any fiscal year exceed 750,000 shares, except in the case of an individual's initial employment with the Company, in which case such individual may be granted stock options and/or stock appreciation rights for an additional 250,000 shares, subject to adjustment from time to time in accordance with the provisions of this Section IV. For purposes of such limitation, no stock options or stock appreciation rights granted prior to January 1, 1994 shall be taken into account.

            D. Should one or more outstanding options under this Plan (including outstanding options under the 1988 Plan incorporated into this Plan) expire or terminate for any reason prior to exercise in full (including any option cancelled in accordance with the cancellation-regrant provisions of Section IV of Article Two of the Plan), then the shares subject to the portion of each option not so exercised shall be available for subsequent option grant under the Plan. Shares subject to any option or portion thereof surrendered or cancelled in accordance with Section V of Article Two and all shares issuances under the Plan, whether or not the shares are subsequently repurchased by the Corporation pursuant to its repurchase rights under the Plan, shall not be available for subsequent option grant under the Plan. In addition, should the exercise price of an outstanding option under the Plan be paid with shares of Common Stock, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised, and not by the net number of shares of Common Stock actually issued to the holder of such option.

            E. In the event any change is made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities which may be issued pursuant to Incentive Options granted under the Plan, whether before or after the first day of the 1995 fiscal year, (iii) the total number and/or class of securities for which stock options and separately-exercisable stock appreciation rights may be granted to any one participant in the Plan after December 31, 1993, (iv) the number and/or class of securities and price per share in effect under each outstanding option under the Plan and (v) the number and/or class of securities and price per share in effect under each outstanding option incorporated into this Plan from the 1988 Plan. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options.

            The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

            F. Common Stock issuable under the Plan may be subject to such restrictions on transfer, repurchase rights or other restrictions determined by the Plan Administrator.

                                   ARTICLE TWO
                                  OPTION GRANTS

I.          TERMS AND CONDITIONS OF OPTIONS

            Options granted pursuant to the Plan shall be authorized by action of the Plan Administrator and may, at the Plan Administrator's discretion, be either Incentive Options or non-statutory options. Individuals who are not Employees of the Corporation or its parent or subsidiary corporations may only be granted non-statutory options. Each granted option shall be evidenced by one or more instruments in the form approved by the Plan Administrator; provided, however, that each such instrument shall comply with the terms and conditions specified below. Each instrument evidencing an Incentive Option shall, in addition, be subject to the applicable provisions of Section II of this Article Two.

            A. Option Price.

            (1) The option price per share shall be fixed by the Plan Administrator. In no event, however, shall it be less than one hundred percent (100%) of the fair market value per share of Common Stock on the date of the option grant.

            (2) The option price shall become immediately due upon exercise of the option and, subject to the provisions of Article Three, Section I and the instrument evidencing the grant, shall be payable in one of the following alternative forms specified below:

                - full payment in cash or check drawn to the Corporation's order;

                - full payment in shares of Common Stock held for at least six
        (6) months and valued at fair market value on the Exercise Date (as such term is defined below);

                - full payment in a combination of shares of Common Stock held for at least six (6) months and valued at fair market value on the Exercise Date and cash or check; or

                - full payment through a broker-dealer sale and remittance procedure pursuant to which the Optionee (I) shall provide irrevocable written instructions to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate option price payable for the purchased shares plus all applicable Federal and State income and employment taxes required to be withheld by the Corporation in connection with such purchase and (II) shall provide written directives to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

            For purposes of this subparagraph (2), the Exercise Date shall be the date on which written notice of the option exercise is delivered to the Corporation. Except to the extent the sale and remittance procedure is utilized in connection with the exercise of the option, payment of the option price for the purchased shares must accompany such notice.

            (3) The fair market value per share of Common Stock on any relevant date under the Plan shall be determined in accordance with the following provisions:

                - If the Common Stock is not at the time listed or admitted to trading on any national stock exchange but is traded on the Nasdaq National Market, the fair market value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market System or any successor system. If there is no reported closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of fair market value.

                - If the Common Stock is at the time listed or admitted to trading on any national stock exchange, then the fair market value shall be the closing selling price per share of Common Stock on the date in question on the stock exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

            B. Term and Exercise of Options. Each option shall be exercisable at such time or times and during such period as is determined by the Plan Administrator and set forth in the stock option agreement evidencing the grant; provided that at least 75% of the options granted hereunder shall become exercisable ratably over a four year period from the date of grant, with the vesting interval (i.e., monthly, quarterly, etc.) and any period prior to the commencement of vesting determined in each case by the Plan Administrator. No such option, however, shall have a maximum term in excess of ten (10) years from the grant date. During the lifetime of the Optionee, the option shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee otherwise than by will or by the laws of descent and distribution following the Optionee's death.

            C. Termination of Service.

            (1) Except to the extent otherwise provided pursuant to Section VI of this Article Two, the following provisions shall govern the exercise period applicable to any outstanding options under the Plan which are held by the Optionee at the time of his or her cessation of Service or death.

                - Should the Optionee cease Service for any reason (including death or permanent disability as defined in Section 22(e)(3) of the Internal Revenue Code) while holding one or more outstanding options under the Plan, then none of those options shall (except to the extent otherwise provided pursuant to Section VI of this Article Two) remain exercisable beyond the limited post-Service period designated by the Plan Administrator at the time of the option grant and set forth in the option agreement.

                - Any option granted to an Optionee under the Plan and exercisable in whole or in part on the date of the Optionee's death may be subsequently exercised, by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution, provided and only if such exercise occurs prior to the earlier of (i) the expiration of the period designated by the Plan Administrator at the time of the option grant and set forth in the option agreement, which may be any period from one month to three years measured from the date of the Optionee's death, or
        (ii) the specified expiration date of the option term. Upon the occurrence of the earlier event, the option shall terminate and cease to be exercisable.

                - Under no circumstances, however, shall any such option be exercisable after the specified expiration date of the option term.

                - During the limited post-Service exercise period, the option may not be exercised for more than the number of shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of such limited exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be exercisable. However, upon the Optionee's cessation of Service, each outstanding option at the time held by the Optionee shall immediately terminate and cease to be outstanding with respect to any shares for which the option is not otherwise at that time exercisable or in which the Optionee is not otherwise vested.

                - Should (i) the Optionee's Service be terminated for misconduct (including, but not limited to, any act of dishonesty, willful misconduct, fraud or embezzlement) or (ii) the Optionee make any unauthorized use or disclosure of confidential information or trade secrets of the Corporation or its parent or subsidiary corporations, then in any such event all outstanding options held by the Optionee under this Article Two shall terminate immediately and cease to be exercisable.

            (2) The Plan Administrator shall have complete discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to permit one or more options held by the Optionee under this Article Two to be exercised, during the limited period of exercisability provided under subparagraph (1) above, not only with respect to the number of shares for which each such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more subsequent installments for which the option would otherwise have become exercisable had such cessation of Service not occurred.

            (3) For purposes of the foregoing provisions of this Section I.C (and for all other purposes under the Plan):

                - The Optionee shall (except to the extent otherwise specifically provided in the applicable option agreement) be deemed to remain in the Service of the Corporation for so long as such individual renders services on a periodic basis to the Corporation (or any parent or subsidiary corporation) in the capacity of an Employee, a non-employee member of the Board or an independent consultant or advisor.

                - The Optionee shall be considered to be an Employee for so long as he or she remains in the employ of the Corporation or one or more parent or subsidiary corporations, subject to the control and direction of the employer entity not only as to the work to be performed but also as to the manner and method of performance.

            D. Stockholder Rights.

            An Optionee shall have no stockholder rights with respect to any shares covered by the option until such individual shall have exercised the option, paid the option price for the purchased shares and been issued a stock certificate for such shares.

            E. Repurchase Rights.

            The shares of Common Stock acquired upon the exercise of options granted under this Article Two may be subject to repurchase by the Corporation in accordance with the following provisions:

            (a) The Plan Administrator shall have the discretion to authorize the issuance of unvested shares of Common Stock under this Article Two. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase any or all of those unvested shares at the option price paid per share. The terms and conditions upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the instrument evidencing such repurchase right.

            (b) All of the Corporation's outstanding repurchase rights shall automatically terminate, and all shares subject to such terminated rights shall immediately vest in full, upon the occurrence of any Corporate Transaction under
Section III of this Article Two, except to the extent:

                (i) any such repurchase right is to be assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction or (ii) such termination is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

            (c) The Plan Administrator shall have the discretionary authority, exercisable either before or after the Optionee's cessation of Service, to cancel the Corporation's outstanding repurchase rights with respect to one or more shares purchased or purchasable by the Optionee under this Article Two and thereby accelerate the vesting of such shares in whole or in part at any time.

II.         INCENTIVE OPTIONS

            The terms and conditions specified below shall be applicable to all Incentive Options granted under the Plan. Incentive Options may only be granted to individuals who are Employees of the Corporation. Options which are specifically designated as "non-statutory" options when issued under the Plan shall not be subject to such terms and conditions.

            A. Dollar Limitation. The aggregate fair market value (determined as of the respective date or dates of grant) of the Common Stock for which one or more options granted to any Employee after December 31, 1986 under this Plan (or any other option plan of the Corporation or its parent or subsidiary corporations) may for the first time become exercisable as incentive stock options under the Federal tax laws during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as incentive stock options under the Federal tax laws shall be applied on the basis of the order in which such options are granted.

            B. 10% Stockholder. If any individual to whom an Incentive Option is granted is the owner of stock (as determined under Section 424(d) of the Internal Revenue Code) possessing 10% or more of the total combined voting power of all classes of stock of the Corporation or any one of its parent or subsidiary corporations, then the option price per share shall not be less than one hundred and ten percent (110%) of the fair market value per share of Common Stock on the grant date, and the option term shall not exceed five (5) years, measured from the grant date.

            Except as modified by the preceding provisions of this Section II, the provisions of Articles One, Two and Three of the Plan shall apply to all Incentive Options granted hereunder.

III.        CORPORATE TRANSACTIONS/CHANGES IN CONTROL

            A. In the event of any of the following stockholder-approved transactions to which the Corporation is a party (a "Corporate Transaction"):

            (i) a merger or consolidation in which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the State of the Corporation's incorporation,

            (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in liquidation or dissolution of the Corporation, or

            (iii) any reverse merger in which the Corporation is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to holders different from those who held such securities immediately prior to such merger, then the exercisability of each option outstanding under the Plan shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares. However, an outstanding option under this Article Two shall not so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, to be assumed by the successor corporation or parent thereof or replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof, (ii) such option is to be replaced by a comparable cash incentive program of the successor corporation based on the option spread at the time of the Corporate Transaction, or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. The determination of comparability under clause (i) or (ii) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

            B. Immediately after the consummation of the Corporate Transaction, all outstanding options under the Plan shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation or its parent company.

            C. Each outstanding option under the Plan which is assumed in connection with the Corporate Transaction or is otherwise to continue in effect shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issued to the option holder, in consummation of such Corporate Transaction, had such person exercised the option immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the option price payable per share, provided the aggregate option price payable for such securities shall remain the same. In addition, the maximum number and/or class of securities available for issuance under the Plan, the maximum number and/or class of securities which may be issued pursuant to Incentive Options granted under the Plan, whether before or after the first day of the 1995 fiscal year, and the total number and/or class of securities for which stock options and separately-exercisable stock appreciation rights may be granted to any one participant in the Plan after December 31, 1993 shall be appropriately adjusted following the consummation of the Corporate Transaction to reflect the effect of such transaction upon the Corporation's capital structure.

            D. The grant of options under the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

            E. The Plan Administrator shall have the discretionary authority, exercisable at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration of one or more outstanding options under this Article Two (and the termination of one or more of the Corporation's outstanding repurchase rights under this Article Two) upon the occurrence of a Change in Control. Alternatively, the Plan Administrator shall have full power and authority to condition any such option acceleration (and the termination of any outstanding repurchase rights) upon the subsequent termination of the Optionee's Service within a specified period following the Change in Control.

            F. For purposes of this Section III, a Change in Control shall be deemed to occur in the event:

            (i) any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept; or

            (ii) there is a change in the composition of the Board over a period of twenty-four (24) consecutive months or less such that a majority of the Board members ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

            G. Any options accelerated in connection with the Change in Control shall remain fully exercisable until the expiration or sooner termination of the option term.

            H. The exercisability as incentive stock options under the Federal tax laws of any options accelerated under this Section III in connection with a Corporate Transaction or Change in Control shall remain subject to the dollar limitation of Section II of this Article Two.

IV.         [INTENTIONALLY OMITTED.]

V.          STOCK APPRECIATION RIGHTS

            A. Provided and only if the Plan Administrator determines in its discretion to implement the stock appreciation right provisions of this Section V, one or more Optionees may be granted the right, exercisable upon such terms and conditions as the Plan Administrator may establish, to surrender all or part of an unexercised option under this Article Two in exchange for a distribution from the Corporation in an amount equal to the excess of (i) the fair market value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (ii) the aggregate option price payable for such vested shares.

            B. No surrender of an option shall be effective hereunder unless it is approved by the Plan Administrator. If the surrender is so approved, then the distribution to which the Optionee shall accordingly become entitled under this
Section V may be made in shares of Common Stock valued at fair market value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

            C. If the surrender of an option is rejected by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of
(i) five (5) business days after the receipt of the rejection notice or (ii) the last day on which the option is otherwise exercisable in accordance with the terms of the instrument evidencing such option, but in no event may such rights be exercised more than ten (10) years after the date of the option grant.

            D. One or more officers of the Corporation subject to the short-swing profit restrictions of the Federal securities laws may, in the Plan Administrator's sole discretion, be granted limited stock appreciation rights in tandem with their outstanding options under the Plan. Upon the occurrence of a Hostile Take-Over effected at any time when the Corporation's outstanding Common Stock is registered under Section 12(g) of the 1934 Act, each outstanding option with such a limited stock appreciation right in effect for at least six (6) months shall automatically be cancelled, to the extent such option is at the time exercisable for fully-vested shares of Common Stock. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the vested shares of Common Stock at the time subject to the cancelled option (or cancelled portion of such option) over (ii) the aggregate exercise price payable for such shares. The cash distribution payable upon such cancellation shall be made within five (5) days following the consummation of the Hostile Take-Over. Neither the approval of the Plan Administrator nor the consent of the Board shall be required in connection with such option cancellation and cash distribution. The uncancelled portion of the option (if any) shall continue to remain outstanding and become exercisable in accordance with the terms of the agreement evidencing that grant.

            E. For purposes of Section V.D, the following definitions shall be in effect:

            A Hostile Take-Over shall be deemed to occur in the event (i) any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept and (ii) more than fifty percent (50%) of the securities so acquired in such tender or exchange offer are accepted from holders other than Corporation officers and directors participating in the Plan.

            The Take-Over Price per share shall be deemed to be equal to the greater of (a) the fair market value per share on the date of cancellation, as determined pursuant to the valuation provisions of Section I.A. (3) of this Article Two, or (b) the highest reported price per share of Common Stock paid in effecting such Hostile Take-Over. However, if the cancelled option is an Incentive Option, the Take-Over Price shall not exceed the clause (a) price per share.

            F. The shares of Common Stock subject to any option surrendered or cancelled for an appreciation distribution pursuant to this Section V shall not be available for subsequent option grant under the Plan.

VI.         EXTENSION OF EXERCISE PERIOD

            The Plan Administrator shall have full power and authority to extend the period of time for which any option granted under this Article Two is to remain exercisable following the Optionee's cessation of Service or death from the limited period in effect under Section I.C.(1) of this Article Two to such greater period of time as the Plan Administrator shall deem appropriate; provided, however, that in no event shall such option be exercisable after the specified expiration date of the option term.

                                  ARTICLE THREE
                                  MISCELLANEOUS

I.          [INTENTIONALLY OMITTED.]

II.         AMENDMENT OF THE PLAN AND AWARDS

            A. The Board has complete and exclusive power and authority to amend or modify the Plan in any or all respects whatsoever. However, no such amendment or modification may adversely affect the rights and obligations of an Optionee with respect to options at the time outstanding under the Plan, unless the Optionee consents to such amendment. In addition, the Board may not, without the approval of the Corporation's stockholders, amend the Plan to (i) materially increase the maximum number of shares issuable under the Plan, the maximum number of shares issuable pursuant to Incentive Options granted under the Plan on or after the first day of the 1995 fiscal year or the number of shares for which any one individual participating in the Plan may be granted stock options and separately-exercisable stock appreciation rights in the aggregate after December 31, 1993 (except for permissible adjustments under Article One, Section IV) or (ii) materially modify the eligibility requirements for participation in the Plan or the benefits accruing to Optionees under the Plan.

            B. Options to purchase shares of Common Stock may be granted in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued are held in escrow until stockholder approval is obtained for a sufficient increase in the number of shares available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess option grants are made, then (I) any unexercised excess options shall terminate and cease to be exercisable and (II) the Corporation shall promptly refund the purchase price paid for any excess shares actually issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow.

III.        EFFECTIVE DATE AND TERM OF PLAN

            A. The Plan was initially adopted by the Board effective February 24, 1992. The Plan was amended by the Board on July 29, 1992, October 28, 1992, October 27, 1993,October 27, 1994, NOVEMBER 1, 1995, MAY 1, 1996, MAY 3, 1996
AND OCTOBER 30, 1996. IN ADDITION, THE PLAN WAS AMENDED BY THE BOARD ON JANUARY 11, 2000, subject to subsequent stockholder approval.

            B. Each option issued and outstanding under the 1988 Plan immediately prior to the Effective Date of this Plan shall be incorporated into this Plan and treated as an outstanding option under this Plan, but each such option shall continue to be governed solely by the terms and conditions of the instrument evidencing such grant, and nothing in this Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such options with respect to their acquisition of shares of Common Stock thereunder. Each unvested share of Common Stock outstanding under the 1988 Plan on the Effective Date of this Plan shall continue to be governed solely by the terms and conditions of the instrument evidencing such share issuance, and nothing in this Plan shall be deemed to affect or otherwise modify the rights or obligations of the holder of such unvested shares.

            C. The sale and remittance procedure authorized for the exercise of outstanding options under this Plan shall be available for all options granted under this Plan on or after the Effective Date and for all non-statutory options outstanding under the 1988 Plan and incorporated into this Plan. The Plan Administrator may also allow such procedure to be utilized in connection with one or more disqualifying dispositions of Incentive Option shares effected after the Effective Date, whether such Incentive Options were granted under this Plan or the 1988 Plan.

            D. The option/vesting acceleration provisions of Section III of Article Two relating to Corporate Transactions and Changes in Control may, in the Plan Administrator's discretion, be extended to one or more stock options which are outstanding under the 1988 Plan on the Effective Date of this Plan but which do not otherwise provide for such acceleration.

            E. The Plan shall terminate upon the earlier of (i) January 13, 2007 or (ii) the date on which all shares available for issuance under the Plan shall have been issued or cancelled pursuant to the exercise, surrender or cash-out of the outstanding options under the Plan. If the date of termination is determined under clause (i) above, then all option grants outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the instruments evidencing such grants.

IV.         USE OF PROCEEDS

            Any cash proceeds received by the Company from the sale of shares under the Plan shall be used for general corporate purposes.

V.          REGULATORY APPROVALS

            A. The implementation of the Plan, the granting of any option under the Plan and the issuance of Common Stock upon the exercise or surrender of the option grants made hereunder shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it, and the Common Stock issued pursuant to it.

            B. No shares of Common Stock or other assets shall be issued or delivered under this Plan unless and until there shall have been compliance with all applicable requirements of Federal and State securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any securities exchange on which stock of the same class is then listed.

VI.         NO EMPLOYMENT/SERVICE RIGHTS

            Neither the action of the Company in establishing the Plan, nor any action taken by the Plan Administrator hereunder, nor any provision of the Plan shall be construed so as to grant any individual the right to remain in the employ or service of the Corporation (or any parent or subsidiary corporation) for any period of specific duration, and the Corporation (or any parent or subsidiary corporation retaining the services of such individual) may terminate such individual's employment or service at any time and for any reason, with or without cause.

VII.        MISCELLANEOUS PROVISIONS

            A. The right to acquire Common Stock or other assets under the Plan may not be assigned, encumbered or otherwise transferred by any Optionee.

            B. The provisions of the Plan shall be governed by the laws of the State of California, as such laws are applied to contracts entered into and performed in such State.

            C. The provisions of the Plan shall inure to the benefit of, and be binding upon, the Corporation and its successors or assigns, whether by Corporate Transaction or otherwise, and the Optionees, the legal representatives of their respective estates, their respective heirs or legatees and their permitted assignees.

                                      Proxy

                                 Synopsys, Inc.

                  Annual Meeting of Stockholders, March 3, 2000

  This proxy is solicited on behalf of the board of directors of Synopsys, Inc.

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of Annual Meeting of Stockholders to be held March 3, 2000 and the Proxy Statement and appoints Aart J. De Geus and Chi-Foon Chan, and each of them individually, the proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of Synopsys, Inc. (the "Company") that the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company to be held at the Company's offices at 700 East Middlefield Road, Mountain View, California on Friday, March 3, 2000 at 4:00 p.m., and at any adjournment or adjournments thereof, with the same force and effect as the undersigned might or could do if personally present. The shares represented by the proxy shall be voted in the manner as set forth on the reverse side.

--------------                                                     ------------
 see reverse        continued and to be signed on reverse side      see reverse
    side                                                               side
--------------                                                     ------------



[x]     Please mark votes as in this example.

        The Board of Directors recommends a vote for each of the directors listed below and a vote for the other proposals. This proxy, when properly executed, will be voted as specified below. This proxy will be voted for the election of the directors listed below and for the other proposals if no specification is made.

1. To elect nine directors to serve for the ensuing year or until their successors are elected.

        Nominees: Aart J. De Geus, Andy D. Bryant, Chi-Foon Chan, Deborah A. Coleman, Harvey C. Jones, Jr., William W. Lattin, A. Richard Newton, Sasson Somekh, Steven C. Walske

                       For                                 Withheld
                       All         [ ]        [ ]          From All
                    Nominees                               Nominees

        [ ]                                                Mark here
                                                           for address   [ ]
            --------------------------------------         change and
            for all nominees except as noted above         note below


2.      To approve an amendment to the Company's           For Against Abstain
        Amended and Restated Certificate of                [ ]   [ ]     [ ]
        Incorporation to increase the number of
        shares of Common Stock that the Company is authorized to issue from 200,000,000 to 400,000,000.

3.      To approve an amendment to the Company's           For Against Abstain
        Employee Stock Purchase Plan and                   [ ]   [ ]     [ ]
        International Employee Stock Purchase Plan to increase the number of shares of Common
        Stock reserved for issuance thereunder by 1,200,000 shares.

4.      To approve an amendment to the Company's           For Against Abstain
        1992 Stock Option Plan (the "1992 Plan")           [ ]   [ ]     [ ]
        to change the limit on the number of
        options and/or stock appreciation rights that may be granted to any one individual from 1,000,000 during the term of the 1992 plan to 750,000 annually, except in the case of an individual's initial employment with the Company, in which case the individual may be granted an additional
        250,000 options and/or stock appreciation rights.

5.      To approve an amendment to the 1992 Plan           For Against Abstain
        to (i) increase the number of shares of            [ ]   [ ]     [ ]
        Common Stock authorized for issuance
        thereunder by 1,000,000 shares per year on the dates of the 2000, 2001 and 2002 annual meetings of stockholders and (ii) extend the term of the 1992 plan from January 2002 until January 2007.

6.      To ratify the appointment of KPMG LLP as           For Against Abstain
        independent auditors of the Company for            [ ]   [ ]     [ ]
        fiscal 2000.

7. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

        Please sign exactly as name appears at left. when shares are held by joint tenants both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature:              Date:             Signature:            Date:
          ------------       -----------            ------------     -----------